Short ProShares

Short Sector

SHORT **Financials**

SHORT **Oil & Gas**

Prospectus

ProShares Trust

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

June 12, 2008

Distributor: SEI Investments Distribution Co.

ProShares®

ProShares Trust (the “Trust”) is a registered investment company organized as a Delaware business trust that consists of separate exchange-traded funds (each a “Fund”). ProShare Advisors LLC (“ProShare Advisors”) serves as the investment advisor to each Fund.

The shares of each Fund (“Shares”) are listed on the American Stock Exchange (the “Exchange”). Shares trade on the Exchange at market prices that may differ from the indicative intraday value of the Shares disseminated by the Exchange and may be above, below or equal to the Funds’ end of day net asset value (“NAV”). Each Fund has its own CUSIP number and exchange trading symbol. Each Fund issues and redeems Shares on a continuous basis at NAV in large, specified numbers of Shares called “Creation Units.” Creation Units of the Funds offered in this prospectus (the “Prospectus”) are purchased and redeemed in cash.

Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds. Retail investors, therefore, generally will not be able to purchase or redeem Shares directly from or with a Fund. Rather, most retail investors will purchase or sell Shares in the secondary market with the assistance of a broker. Thus, some of the information contained in this Prospectus—such as information about purchasing and redeeming Shares from or with a Fund and all references to the Transaction Fee imposed on purchases and redemptions—is not relevant to retail investors.

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5	Overview of Investment Objectives, Principal Investment Strategies and Risks

11	Short ProShares

15	Creation and Redemption of Creation Units

16	Purchasing Shares Directly From a Fund

16	Redeeming Shares Directly From a Fund

16	Transaction Fees on Creation and Redemption Transactions

17	Distributions

17	Dividend Reinvestment Services

17	Determination of NAV

18	Taxes

19	Management of ProShares Trust

ProShare Advisors LLC—Investment Advisor

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Overview of Investment Objectives, Principal Investment Strategies and Risks

Overview of Investment Objectives, Principal Investment Strategies and Risks	5

Overview of Investment Objectives, Principal Investment Strategies and Risks

Investment Objectives

Short Financials ProShares and Short Oil & Gas ProShares (each a “Fund” and, collectively, the “Fund(s)” or “Short ProShares”) are designed to seek daily investment results that, before fees and expenses, correspond to the inverse (opposite) of the daily performance of an index.

The Funds do not seek to achieve their stated investment objective over a period of time greater than one day. Each Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees of ProShares Trust (the “Board”) without the approval of Fund shareholders. Each Fund reserves the right to substitute a different index or security for the index underlying its benchmark.

Principal Investment Strategies

In seeking to achieve each Fund’s investment objective, ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. The Funds employ investment techniques that ProShare Advisors believes should simulate the movement of their respective benchmarks.

A Fund may hold a representative sample of the securities or financial investments in the underlying index, which has aggregate characteristics similar to those of the underlying index. This “sampling” process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation with, and similar aggregate characteristics (e.g., market capitalization and industry weightings) to, the underlying index. In addition, a Fund may obtain exposure to components not included in the underlying index, invest in securities that are not included in the underlying index or overweight or underweight certain components contained in the underlying index.

ProShare Advisors does not invest the assets of the Funds in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends, in managing the assets of the Funds. Each Fund seeks to remain fully invested at all times in securities and/or financial instruments that provide exposure to its underlying index without regard to market conditions, trends or direction. The Funds do not take temporary defensive positions.

The Funds invest in financial instruments (including derivatives) that ProShare Advisors believes, in combination, should have similar daily return characteristics as the inverse (opposite) of the underlying index. These instruments include:

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Futures Contracts and Options on Futures Contracts Futures or futures contracts are contracts to pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

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Swap Agreements Swap agreements are two-party contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index. The Funds are subject to credit or counterparty risk on the amount each Fund expects to receive from swap agreement counterparties. A swap counterparty default on its payment obligation to a Fund may cause the value of the Fund to decrease.

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Forward Contracts Forward contracts are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is agreed upon at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.

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Options on Securities and Stock Indexes and Investments Covering Such Positions Option contracts grant one party a right, for a price, to either buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give investors the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives the investor the right to sell a stock at an agreed-upon price on or before a certain date.

In addition, each Fund may use other financial instruments and techniques in pursuit of its investment objective. Assets of the Funds not invested in financial instruments may be invested in debt instruments and/or money market instruments, including repurchase agreements. The Funds generally do not invest in equity securities such as common stock. For those Funds subject to the U.S. Securities and Exchange Commission (the “SEC”) “names rule” (Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)), each such Fund commits at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, to financial instruments with economic characteristics that are inverse to those of the Funds’ underlying indexes.

Principal Risks

Like all investments, investing in the Funds entails risks. Many factors affect the value of an investment in a Fund. A Fund’s NAV will change daily based on variations in market conditions, interest rates and other economic, political or financial developments. A Fund’s response to these developments will depend upon the types of securities in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers.

6	Overview of Investment Objectives, Principal Investment Strategies and Risks

An investment in a Fund is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds are not guaranteed to achieve their investment objectives, and an investment in a Fund could lose money. No single Fund is a complete investment program.

The factors most likely to have a significant impact on a Fund’s portfolio are called “principal risks.” The principal risks for each Fund are noted in each Fund description and described below. The Statement of Additional Information (“SAI”) contains additional information about the Funds, their investment strategies and related risks. Each Fund may be subject to risks in addition to those identified as principal risks.

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Aggressive Investment Technique Risk The Funds use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indexes, forward contracts, swap agreements and similar instruments. The Funds’ investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested. Such instruments, particularly when used to create leverage, may expose the Funds to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques also exposes the Funds to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying a Fund’s benchmark, including: 1) the risk that an instrument is mispriced; 2) credit or counterparty risk on the amount the Fund expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 4) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and/or possible exchange-imposed price fluctuation limits, which may make it difficult or impossible to adjust a Fund’s position in a particular financial instrument when desired.

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Concentration Risk A Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sectors) will perform poorly and negatively affect a Fund. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

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Correlation Risk A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such securities or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder each Fund’s ability to meet its daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to remain consistent with its daily investment objective. The Funds are “inverse” funds in the sense that they have investment objectives to match the inverse performance of an index on a given day. The Funds are subject to all of the correlation risks described above. In addition, there is a special form of concentration risk that derives from these Funds’ use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. More information about Correlation Risk and its relationship to the Funds’ use of leverage can be found in the SAI.

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Counterparty Risk A Fund will be subject to credit risk (described below) with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in a Fund may decline. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProShare Advisors to be of comparable quality.

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Credit Risk An issuer or guarantor of debt instruments or counterparty to financial instruments may be unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or instrument’s

Overview of Investment Objectives, Principal Investment Strategies and Risks	7

Overview of Investment Objectives, Principal Investment Strategies and Risks

credit rating may affect an instrument’s value and, thus, have an impact on Fund performance. As described under “Counterparty Risk” above, each Fund will also be subject to credit risk with respect to the amount a Fund expects to receive from counterparties in financial instruments transactions. If a counterparty defaults on its payment obligations to a Fund, the value of your investment in a Fund may decline.

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Early Close/Trading Halt Risk An exchange or market may close early or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses.

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Equity Risk The equity markets are volatile, and the value of securities, futures, option contracts and other instruments correlated with the equity markets may fluctuate dramatically from day to day. This volatility may cause the value of an investment in a Fund to decrease. The Funds respond differently to these risks than funds that are positively correlated to the equity markets.

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Liquidity Risk In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent a Fund from limiting losses, realizing gains or achieving a high correlation or inverse correlation with its underlying index.

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Market Price Variance Risk Individual Shares of a Fund will be listed for trading on the Exchange and can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. ProShare Advisors cannot predict whether Shares will trade above, below or at their NAV. Differences between secondary market prices and NAV for Shares may be due largely to supply and demand forces in the secondary market, which may not be the same as those forces influencing prices for securities or instruments held by a Fund at a particular time. Given the fact that Shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Shares should not be sustained. There may, however, be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. A Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with a Fund.

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Market Risk The Funds are subject to market risks that will affect the value of their shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Investors in a Fund should normally lose value on days when the underlying index of the Fund increases. Each of the Funds seeks to remain fully invested regardless of market conditions.

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Non-diversification Risk The Funds are classified as “non-diversified” under the 1940 Act, and each Fund has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if ProShare Advisors determines that doing so is the most efficient means of meeting its objective. This would make the performance of the Funds more susceptible to a single economic, political or regulatory event than a diversified fund might be.

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Portfolio Turnover Risk Active market trading of Shares may cause more frequent creation or redemption activities and could increase the rate of portfolio turnover. Higher turnover rates may increase brokerage costs and may result in increased taxable capital gains.

Additional Securities, Instruments and Strategies

This section describes additional securities, instruments and strategies that may be utilized by a Fund.

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Debt Instruments include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities that are used by U.S. and foreign banks, financial institutions, corporations, or other entities to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

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Leveraged Investment Techniques include investing in swap agreements, reverse repurchase agreements, borrowing, futures contracts and options on securities indexes and forward contracts, which may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a Fund.

•	Money Market Instruments are short-term debt instruments that have terms-to-maturity of less

8	Overview of Investment Objectives, Principal Investment Strategies and Risks

than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government securities and repurchase agreements.
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Repurchase Agreements are contracts in which a seller of securities, usually U.S. Government Securities or other Money Market Instruments, agrees to buy them back at a specified time and price. Repurchase Agreements are used primarily by the Funds as a short-term investment vehicle for cash positions.

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Reverse Repurchase Agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. Reverse repurchase agreements may be considered a form of borrowing for some purposes and may create leverage.

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Sampling Techniques may be used by a Fund to hold a representative sample of the securities or financial investments in the Fund’s underlying index which has aggregate characteristics that are similar to those of the underlying index overall. This “sampling” process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation with, and similar aggregate characteristics (e.g., market capitalization and industry weightings) to, the underlying index. In addition, a Fund may obtain exposure to components not included in the underlying index, invest in securities that are not included in the underlying index or overweight or underweight certain components contained in the underlying index.

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Structured Notes are debt obligations that may include components such as swaps, forwards, options, caps or floors. Structured notes may be used to indirectly expose a portfolio to asset classes or markets.

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U.S. Government Securities are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government securities are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

Special Risks of Exchange-Traded Funds

Not Individually Redeemable Shares may be redeemed by a Fund at NAV only in large blocks known as Creation Units. You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

Trading Issues Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange may be halted due to extraordinary market volatility or other reasons. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, and the listing requirements may be amended from time to time.

Precautionary Notes

A Precautionary Note to Retail Investors The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee will be the registered owner of all outstanding Shares of each Fund. Your ownership of Shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the Shares. PROSHARES TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for ensuring that you receive shareholder reports and other communications from the Fund whose Shares you own. Typically, you will receive other services (e.g., average cost information) only if your broker offers these services.

A Precautionary Note to Purchasers of Creation Units You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (the “Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent Shares, and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

A Precautionary Note to Investment Companies For purposes of the 1940 Act, each Fund is a registered investment company, and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof.

The Trust and the Funds have obtained an exemptive order from the SEC allowing a registered investment company to invest in a Fund beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with ProShares Trust regarding the terms of the investment. Any investment company considering purchasing shares of a Fund in amounts that

Overview of Investment Objectives, Principal Investment Strategies and Risks	9

Overview of Investment Objectives, Principal Investment Strategies and Risks

would cause it to exceed the restrictions of Section 12(d)(1) should contact the Trust.

A Precautionary Note Regarding Unusual Circumstances ProShares Trust can postpone payment of redemption proceeds for any period during which (1) the New York Stock Exchange (the “NYSE”) is closed other than customary weekend and holiday closings, (2) trading on the NYSE is restricted, as determined by the SEC, (3) any emergency circumstances exist, as determined by the SEC, or (4) the SEC by order permits for the protection of shareholders of a Fund.

Underlying Indexes

The Funds have entered into licensing agreements for the use of the indexes underlying their benchmarks (each, an “Index”). A description of the Indexes currently underlying the Funds’ benchmarks follows:

Short Financials ProShares:

The Dow Jones U.S. FinancialsSM Index measures the performance of the financial services industry of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of March 31, 2008, the Dow Jones U.S. FinancialsSM Index included companies with capitalizations between $155 million and $170 billion. The average capitalization of the companies comprising the Index was approximately $7.8 billion.

Short Oil & Gas ProShares:

The Dow Jones U.S. Oil & GasSM Index measures the performance of the oil and gas industry of the U.S. equity market. Component companies include oil drilling equipment and services, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of March 31, 2008, the Dow Jones U.S. Oil & GasSM Index included companies with capitalizations between $455 million and $455 billion. The average capitalization of the companies comprising the Index was approximately $18.8 billion.

“Dow Jones” is a service mark of Dow Jones & Company, Inc.

Dow Jones does not:

•	Sponsor, endorse, sell or promote any of the ProShares.
•	Recommend that any person invest in the ProShares or any other securities.
•	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProShares.
•	Have any responsibility or liability for the administration, management of marketing of the ProShares.
•	Consider the needs of the ProShares or the owners of the ProShares in determining, composing or calculating the Dow Jones U.S. Indexes or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProShares. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

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The results to be obtained by the ProShares, the owner of the ProShares or any other person in connection with the use of the Dow Jones U.S. Indexes and the data included in the Dow Jones U.S. Indexes;

•	The accuracy or completeness of the Dow Jones U.S. Indexes and their data; or
•	The merchantability and the fitness for a particular purpose or use of the Dow Jones U.S. Indexes and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones U.S. Indexes or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProShares and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProShares or any other third parties.

Please see the SAI, which sets forth certain additional disclaimers and limitations of liabilities.

10	Overview of Investment Objectives, Principal Investment Strategies and Risks

Short Financials ProShares

Ticker: SEF

CUSIP: 74347R230

Investment Objective

Short Financials ProShares seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones U.S. Financials Index.

If Short Financials ProShares is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the Dow Jones U.S. Financials Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

Short Financials ProShares’ principal investment strategies include:

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Taking positions in financial instruments (including derivatives) that ProShare Advisors believes, in combination, should have similar daily return characteristics as the inverse of the Dow Jones U.S. Financials Index. Information about the Index can be found on page 10.

•	Committing at least 80% of its assets to investments that, in combination, have economic characteristics that are inverse to those of the Index.
•	Employing leveraged investment techniques and/or sampling techniques in seeking its investment objective.
•	Investing assets not invested in financial instruments in debt instruments and/or money market instruments.
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The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on March 31, 2008, the Index was concentrated in the banks and general financial industry groups, which comprised approximately 38% and 25%, respectively, of the market capitalization of the Index.

Principal Risks

Short Financials ProShares is subject to the following principal risks:

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Aggressive Investment Technique Risk, Concentration Risk, Correlation Risk, Counterparty Risk, Credit Risk, Early Close/Trading Halt Risk, Equity Risk, Liquidity Risk, Market Price Variance Risk, Market Risk, Non-diversification Risk and Portfolio Turnover Risk.

In addition to the risks noted above, Short Financials ProShares is also subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe price competition to which banks and insurance companies may be subject; and newly enacted laws that are expected to result in increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors. As noted above, Short Financials ProShares seeks to provide daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones U.S. Financials Index, and thus these risk considerations for the Fund will generally be the opposite of those for a traditional mutual fund.

For more information on the Fund’s principal investment strategies and risks, including a description of the principal risks noted above, please refer to “Principal Investment Strategies” and “Principal Risks” beginning on page 6.

Fund Performance

Performance history will be available for Short Financials ProShares after it has been in operation for a full calendar year.

Estimated Fees and Expenses

The following table describes the estimated fees and expenses you may when you buy, hold or sell Creation Units of Short Financials ProShares. Annual fund operating expenses are also estimates. Investors purchasing shares in the secondary market will not pay the shareholder fees shown below directly, but may be subject to costs (including customary brokerage commissions) charged by their broker.

Estimated Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fee	0.75%
Distribution and Service (12b-1) feesA	0.00%
Other ExpensesB	0.42%

Total Annual Fund Operating Expenses	1.17%
Fee Waivers/ReimbursementsC	-0.22%

Total Net Annual Fund Operating Expenses	0.95%

A

The Fund has adopted a Distribution (12b-1) Plan pursuant to which the Fund may be subject to an annual 12b-1 fee of up to 0.25%. However, no such fee is currently charged to the Fund and no such fees will be charged prior to July 11, 2009.

B

Based on estimated amounts for the Fund’s current fiscal year. “Other Expenses” include fees paid for management (non-advisory) services (as described under “Management of ProShares Trust” later in this Prospectus), legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration, index receipt agent fees and costs associated with independent trustees and certain miscellaneous expenses.

C

ProShare Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 0.95% of average daily net assets from the date the Fund commences operations through that date in 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProShare Advisors within five years of the waiver or reimbursement to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: The following example is intended to help you compare the estimated cost of investing in shares of Short Financials ProShares with the cost of investing

Short Financials ProShares	11

Short Financials ProShares

in other funds. Investors should note that the following examples are estimates and are for illustration purposes only and are not meant to suggest actual or expected fees and expenses or returns, all of which may vary. The Fund issues and redeems shares in Creation Units on a cash basis. Shares are not redeemable in less than Creation Unit aggregations. The example does not include the brokerage commissions that secondary market investors may incur to buy and sell shares.

The following example assumes that you invest $10,000 in the Fund for the time periods indicated and sell all of your shares at the end of those periods, but does not include transaction fees on purchases and redemptions of shares. The example also assumes that your investment has a 5% annual return each year and that the Fund’s annual operating expenses remain exactly as described in the fee table. Although your actual costs may be higher or lower, based on the assumptions, your estimated costs would be:

1 Year	3 Years
$97	$350

12	Short Financials ProShares

Short Oil & Gas ProShares

Ticker: DDG

CUSIP: 74347R222

Investment Objective

Short Oil & Gas ProShares seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones U.S. Oil & Gas Index.

If Short Oil & Gas ProShares is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the Dow Jones U.S. Oil & Gas Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

Short Oil & Gas ProShares’ principal investment strategies include:

•

Taking positions in financial instruments (including derivatives) that ProShare Advisors believes, in combination, should have similar daily return characteristics as the inverse of the Dow Jones U.S. Oil & Gas Index. Information about the Index can be found on page 10.

•	Committing at least 80% of its assets to investments that, in combination, have economic characteristics that are inverse to those of the Index.
•	Employing leveraged investment techniques and/or sampling techniques in seeking its investment objective.
•	Investing assets not invested in financial instruments in debt instruments and/or money market instruments.
•

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on March 31, 2008, the Index was concentrated in the integrated oil and gas and the oil equipment and services industry groups, which comprised approximately 75% and 25%, respectively, of the market capitalization of the Index.

Principal Risks

Short Oil & Gas ProShares is subject to the following principal risks:

•

Aggressive Investment Technique Risk, Concentration Risk, Correlation Risk, Counterparty Risk, Credit Risk, Early Close/Trading Halt Risk, Equity Risk, Liquidity Risk, Market Price Variance Risk, Market Risk, Non-diversification Risk and Portfolio Turnover Risk.

In addition to the risks noted above, Short Oil & Gas ProShares is also subject to risks faced by companies in the energy sector, including: effects on profitability from changes in worldwide energy prices and exploration, and in production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors. As noted above, Short Oil & Gas ProShares seeks to provide daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones U.S. Oil & Gas Index, and thus these risk considerations for the Fund will generally be the opposite of those for a traditional mutual fund.

For more information on the Fund’s principal investment strategies and risks, including a description of the principal risks noted above, please refer to “Principal Investment Strategies” and “Principal Risks” beginning on page 6.

Fund Performance

Performance history will be available for Short Oil & Gas ProShares after it has been in operation for a full calendar year.

Estimated Fees and Expenses

The following table describes the estimated fees and expenses you may when you buy, hold or sell Creation Units of Short Oil & Gas ProShares. Annual fund operating expenses are also estimates. Investors purchasing shares in the secondary market will not pay the shareholder fees shown below directly, but may be subject to costs (including customary brokerage commissions) charged by their broker.

Estimated Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fee	0.75%
Distribution and Service (12b-1) feesA	0.00%
Other ExpensesB	0.42%

Total Annual Fund Operating Expenses	1.17%
Fee Waivers/ReimbursementsC	-0.22%

Total Net Annual Fund Operating Expenses	0.95%

A

The Fund has adopted a Distribution (12b-1) Plan pursuant to which the Fund may be subject to an annual 12b-1 fee of up to 0.25%. However, no such fee is currently charged to the Fund and no such fees will be charged prior to July 11, 2009.

B

Based on estimated amounts for the Fund’s current fiscal year. “Other Expenses” include fees paid for management (non-advisory) services (as described under “Management of ProShares Trust” later in this Prospectus), legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration, index receipt agent fees and costs associated with independent trustees and certain miscellaneous expenses.

C

ProShare Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 0.95% of average daily net assets from the date the Fund commences operations through that date in 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProShare Advisors within five years of the waiver or reimbursement to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: The following example is intended to help you compare the estimated cost of investing in shares of Short Oil & Gas ProShares with the cost of investing in other funds. Investors should note that the following examples are estimates and are for illustration purposes only and are not meant to suggest actual or expected

Short Oil & Gas ProShares	13

Short Oil & Gas ProShares

fees and expenses or returns, all of which may vary. The Fund issues and redeems shares in Creation Units on a cash basis. Shares are not redeemable in less than Creation Unit aggregations. The example does not include the brokerage commissions that secondary market investors may incur to buy and sell shares.

The following example assumes that you invest $10,000 in the Fund for the time periods indicated and sell all of your shares at the end of those periods, but does not include transaction fees on purchases and redemptions of shares. The example also assumes that your investment has a 5% annual return each year and that the Fund’s annual operating expenses remain exactly as described in the fee table. Although your actual costs may be higher or lower, based on the assumptions, your estimated costs would be:

1 Year	3 Years
$97	$350

14	Short Oil & Gas ProShares

Creation and Redemption of Creation Units

Creation and Redemption of Creation Units	15

Creation and Redemption of Creation Units

Each Fund issues and redeems Shares only in bundles of a specified number of Shares. These bundles are known as “Creation Units.” To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a participant in the DTC that has executed a Participant Agreement with the Funds’ distributor (the “Distributor”). Because Creation Units likely will cost millions of dollars, it is expected that only institutional investors will purchase and redeem Shares directly with an issuing Fund.

Retail investors may acquire Shares on the secondary market (i.e., not from the issuing Fund) through a broker. Shares of each Fund are listed on the Exchange and are publicly traded. For information about acquiring Shares through a secondary market purchase, please contact your broker. If you want to sell Shares of a Fund on the secondary market, you must do so through your broker.

When you buy or sell Shares on the secondary market, your broker may charge you a commission or other transaction charges and you may pay some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of Shares you must buy in the secondary market. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

The Funds impose no restrictions on the frequency of purchases and redemptions directly with the Funds. In establishing this policy, the Board noted that the Funds are expected to be attractive to arbitrageurs (where trading activity is critical to ensuring that shares trade at or close to net asset value per share) as well as active institutional and retail investors interested in buying and selling equity market basket index securities on a short-term basis. In addition, the Board considered that, unlike traditional mutual funds, each Fund issues and redeems its shares at net asset value per share in Creation Units plus applicable transaction fees and each Fund’s shares may be purchased and sold on the Exchange at prevailing market prices. Given this structure, the Board determined that the risks of frequent trading were less than in the case of a traditional mutual fund. Nevertheless, to the extent that purchases and redemptions directly with the Funds are effected in cash rather than through a contribution or redemption of portfolio securities, frequent purchases and redemptions could increase the rate of portfolio turnover. A high ratio of portfolio turnover may negatively impact a Fund’s performance by increasing transaction costs. In addition, large movements of cash into or out of the Funds may negatively impact a Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.

Purchasing Shares Directly From a Fund

You can purchase Shares directly from a Fund only if you meet the following criteria and comply with purchase transaction procedures specified by the Trust.

Eligible Investors To purchase Shares directly from a Fund, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. Investors should contact the Distributor for the names of Authorized Participants.

Creation Units You must purchase Shares in large blocks, known as “Creation Units.” For each Fund, a Creation Unit is comprised of 75,000 shares.

For any particular Fund, the number of Shares in a Creation Unit will not change, except in the event of a share split, reverse split or similar revaluation. The Funds will not issue fractional Creation Units. The Funds reserve the right to reject purchase orders in certain circumstances, as described in the SAI.

Procedures The Short ProShares only accept cash to purchase Creation Units. The purchaser must transfer cash in an amount equal to the value of Creation Unit(s) purchased and the applicable Transaction Fee. All purchase orders will be processed through the Manual Clearing Process described below. The Trust will deliver Shares of the Short ProShares upon payment of cash to the Trust on the third business day following the Transmittal Date consistent with the terms of the Participant Agreement.

Placement of Purchase Orders All purchase orders for Shares must be placed by or through an Authorized Participant. Purchase orders will be processed through a manual clearing process run at the DTC (“Manual Clearing Process”). Settlement through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”) is not available. A purchase order must be received by the Distributor by certain times and means as described in the Authorized Participants’ handbook as permitted under the Participation Agreement, in order to receive that day’s closing NAV per share.

Redeeming Shares Directly From a Fund

The redemption process is essentially the reverse of the purchase process described above. To redeem Shares, you must be an Authorized Participant or you must redeem through a broker that is an Authorized Participant, and you must tender Shares in Creation Units.

Placement of Redemption Orders As with purchases, redemptions will be processed through the Manual Clearing Process. A redemption order must be received by the Distributor by certain times and means as described in the Authorized Participants’ handbook as permitted under the Participation Agreement, in order to receive that day’s closing NAV per share.

Redemption Proceeds Redemption proceeds will be paid in cash and generally settle on a T + 3 basis.

Transaction Fees on Creation and Redemption Transactions

Each Fund will impose Transaction Fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total Transaction Fee on transactions in Creation Units. A fixed Transaction Fee is applicable to each creation and redemption transaction, regardless of the number of Creation Units transacted. The following table summarizes the components of the fixed Transaction Fees. A variable Transaction Fee of up to 0.10% of the value of each Creation

16	Creation and Redemption of Creation Units

ProShares	Fixed Transaction Fee			Maximum Additional Charge for Cash Purchases and Redemptions*
	In-Kind		Cash
	NSCC	Outside NSCC	Outside NSCC
Short Financials	N/A	N/A	$500	N/A
Short Oil & Gas	N/A	N/A	$500	N/A

*	As a percentage of the amount invested.

Unit also may be applicable to each creation and redemption transaction. In addition, purchasers of Creation Units are responsible for payment of the costs of transferring the Deposit Securities to the Trust. Redeemers of Creation Units are responsible for the costs of transferring securities from the Trust to their accounts or on their order. Investors who use the services of a broker or other such intermediary may pay additional fees for such services.

Distributions

As a shareholder, you are entitled to your share of the Fund’s income from interest and dividends and gains from the sale of investments. You may receive such earnings as either an income dividend or a capital gains distribution. Income dividends primarily come from the dividends that the Fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains may be realized when the Fund sells securities. Capital gains may be either short-term or long-term, depending on whether the Fund held the securities for one year or less, or more than one year.

Each Fund intends to declare and distribute to its shareholders at least annually virtually all of its net income (interest and dividends, less expenses), if any, as well as any net capital gains, if any, realized from the sale of its holdings. Subject to board approval, some or all of any net capital gains distribution may be declared payable in either additional shares of the respective Fund or in cash. If such a dividend is declared payable in that fashion, holders of shares will receive additional shares of the respective Fund unless they elect to receive cash. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, or for other reasons.

Dividend Reinvestment Services

As noted above under “Distributions”, a Fund may declare a net capital gain distribution to be payable in additional shares or cash. Even if the Fund does not declare a dividend to be payable, brokers may make the DTC book-entry dividend reinvestment service available to their customers who own Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the same Fund. Without this service, investors would have to take their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, please consult your broker.

Determination of NAV

The NAV per Share of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by J.P. Morgan Investor Services Co. and determined each business day at the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time).

Securities and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. When a market price is not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of the Funds’ Board of Trustees. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the Funds sold them. See the SAI for more details.

The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If the exchange or market on which a Fund’s investments are primarily traded closes early, the net asset value may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.

Creation and Redemption of Creation Units	17

Creation and Redemption of Creation Units

Taxes

The following is certain general information about taxation of the Funds:

•

Each Fund intends to qualify for treatment as a “regulated investment company” for U.S. federal income tax purposes. In order to so qualify, each Fund must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions.

•

By qualifying for treatment as a regulated investment company, a Fund is not subject to federal income tax on net investment income and capital gains that the Fund timely distributes to its shareholders.

•

Investments by a Fund in options, futures, forward contracts, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect the amount, timing or character of the income distributed to shareholders by a Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Taxable investors should be aware of the following basic tax points:

•	Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Shares.
•	Distributions declared in October, November or December—if paid to you by the end of the following January—are taxable for federal income tax purposes as if received in December.
•

Any dividends and short-term capital gain distributions that you receive are taxable to you as ordinary income for federal income tax purposes. Certain dividends you receive that are designated as attributable to qualified dividend income may be taxed at the same rates as long term capital gains. However, income received in the form of such dividends will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses.

•

Distributions of net long-term capital gains that are properly designated as capital gain dividends are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you have owned your Shares.

•	Capital gains distributions may vary considerably from year to year as a result of the Funds’ normal investment activities and cash flows.
•

A sale or exchange of Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

•	Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Shares, may be subject to foreign, state and local income taxes.
•

If you are not a citizen or a permanent resident of the United States, or if you are a foreign entity, any dividends and short term capital gains that you receive will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

•

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

•

By law, a Fund must withhold a percentage of your distributions and proceeds if you have not provided a correct taxpayer identification number or social security number and made certain certifications. The backup withholding rate is currently 28%. Under current law, the backup withholding rate will increase to 31% for the taxable year 2011 and thereafter.

Note: This Prospectus provides general U.S. federal tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a Fund’s tax consequences for you. See “Taxation” in the SAI for more information.

18	Creation and Redemption of Creation Units

Management of ProShares Trust

Management of ProShares Trust	19

Management of ProShares Trust

Board of Trustees and Officers

The Board is responsible for the general supervision of all of the Funds. The officers of ProShares Trust are responsible for the day-to-day operations of the Funds.

Investment Advisor

ProShare Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment advisor to all of the Funds and provides investment advice and management services to the Funds. ProShare Advisors oversees the investment and reinvestment of the assets in each Fund. For its investment advisory services, ProShare Advisors is entitled to receive fees equal to 0.75% of the average daily net assets of each Fund. A discussion regarding the basis for the Board approving the investment advisory agreement of a Fund will be available in the Fund’s initial shareholder report.

ProShare Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

Michael L. Sapir, Chairman and Chief Executive Officer of ProShare Advisors LLC since inception and ProFund Advisors LLC since April 1997, formerly served as senior vice president of Padco Advisors, Inc., which advised Rydex® Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington, D.C. based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.)

Louis M. Mayberg, President of ProShare Advisors LLC since inception and ProFund Advisors LLC since April 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

William E. Seale, Ph.D., Chief Economist of ProFund Advisors since 2005, Chief Investment Officer from 2003-2004 and from October 2006-June 2008 and Director of Portfolio from 1997-2003. Dr. Seale has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and an appointment as Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

Portfolio Management

Each Fund is managed by an investment team overseen by George O. Foster and Howard S. Rubin.

George O. Foster CFA, ProShare Advisors – Acting Chief Investment Officer since June 2008; Director of Portfolio since Sept. 2007. ProFund Advisors – Acting Chief Investment Officer since June 2008; Director of Portfolio since 2004; Senior Portfolio Manager from 2000 to 2004 and Portfolio Manager from 1999 to 2000. Mr. Foster earned an M.B.A. from The George Washington University and a B.S. in Mechanical Engineering from Clarkson University. Mr. Foster holds the Chartered Financial Analyst (CFA) designation and is a member of the Washington Association of Money Managers.

Howard S. Rubin CFA, ProShare Advisors – Senior Portfolio Manager since December, 2007. ProFund Advisors – Senior Portfolio Manager since November 2004 and Portfolio Manager from April 2000 through November 2004. Mr. Rubin earned a B.S. in Economics from the Wharton School, University of Pennsylvania and an M.S. in Finance from The George Washington University. Mr. Rubin holds the Chartered Financial Analyst (CFA) designation.

The following members of the investment team have joint responsibility for the day-to-day management of the Funds:

Michael Neches, ProShare Advisors – Associate Portfolio Manager since January 2007; Portfolio Analyst from December 2006 to January 2007. ProFund Advisors – Portfolio Analyst from November 2004 to December 2006; Junior Analyst from May 2001 to November 2004; and Portfolio Intern from March 2000 to May 2001.

Robert Parker CFA, ProShare Advisors – Associate Portfolio Manager since March 2007. H. Beck, Inc. – Due Diligence Analyst from May 2005 through March 2007. Wachovia Securities – Investment Analyst from April 2004 through January 2005. Ameritas Investment Corp. – Compliance Analyst from May 2002 through October 2003. Mr. Parker holds the Chartered Financial Analyst (CFA) designation.

Steve Schoffstall, ProShare Advisors – Associate Portfolio Manager since September 2007; Portfolio Analyst from May 2007 to September 2007; Junior Portfolio Analyst from December 2006 to May 2007; and Portfolio Operations Specialist from June 2006 to December 2006. ProFund Advisors – Portfolio Group Team Member and ETF Portfolio Operations Specialist from February 2005 to June 2006. Employed in businesses unrelated to the financial services industry from September 2004 through January 2005. Pennsylvania State University – Graduate Student from August 2003 to August 2004.

The SAI provides additional information about the Portfolio Managers’ compensation, accounts managed by each Portfolio Manager and the Portfolio Managers’ ownership of the Funds.

20	Management of ProShares Trust

Distribution (12b-1) Plan

Under a Rule 12b-1 Distribution Plan (the “Plan”) adopted by the Board of Trustees, each Fund may pay the Funds’ distributor, financial intermediaries such as broker-dealers and investment advisers up to 0.25% on an annualized basis of the average daily net assets of a Fund as reimbursement or compensation for distribution related activities with respect to the Funds. For the prior fiscal year, no payments were made by any Fund under the Plan.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI. The top ten holdings of each Fund is posted on a daily basis to the Trust’s website at www.proshares.com.

Other Service Providers

SEI Investments Distribution Co., located at 1 Freedom Valley Drive, Oaks, PA 19456, serves as the Funds’ distributor. JP Morgan Chase Bank, N.A., located at 4 MetroTech Center, Brooklyn, NY 11245, serves as the Funds’ administrator, custodian and index receipt agent.

ProShare Advisors also performs certain administrative services for the Funds under a Management Services Agreement. ProShare Advisors is entitled to receive annual fees equal to 0.10% of the average daily net assets of each Fund for such services.

Management of ProShares Trust	21

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22

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23

ProShares®

Telephone
866-PRO-5125

Website
www.proshares.com

FOR MORE INFORMATION

If you'd like more information about ProShares Trust or any of its funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the issuing Funds' investments will be available in the Funds' initial shareholder report. The Funds' annual report (when available) will include a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the prior fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI for the issuing Funds provides additional information about ProShares Trust, the Funds and their Shares. The current annual and semiannual reports (when available) and the SAI are incorporated by reference into (and are thus legally a part of) this Prospectus.

To receive a free copy of the latest annual or semiannual report (when available) or the SAI, or to request additional information about ProShares Trust, the Funds and Shares or to make shareholder inquiries, please use the contact information above.

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC")

You can review and copy information about the issuing Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

© 2008 ProShare Advisors LLC. All rights reserved.

Investment Company Act file number: 811-21114

ProShares®

STATEMENT OF ADDITIONAL INFORMATION

PROSHARES TRUST

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

PHONE: (866) PRO-5125

Ultra ProShares

Ultra MarketCap

Ultra SmallCap600 ProShares

Ultra Russell2000 ProShares

Ultra S&P 500 ProShares®

Ultra QQQ ProShares®

Ultra Dow 30 ProShares SM

Ultra MidCap400 ProShares

Ultra Sector

Ultra Basic Materials ProShares

Ultra Consumer Goods ProShares

Ultra Consumer Services ProShares

Ultra Financials ProShares

Ultra Health Care ProShares

Ultra Industrials ProShares

Ultra Oil & Gas ProShares

Ultra Real Estate ProShares

Ultra Semiconductors ProShares

Ultra Technology ProShares

Ultra Telecommunications ProShares

Ultra Utilities ProShares

Ultra Style

Ultra Russell1000 Value ProShares

Ultra Russell1000 Growth ProShares

Ultra Russell MidCap Value ProShares

Ultra Russell MidCap Growth ProShares

Ultra Russell2000 Value ProShares

Ultra Russell2000 Growth ProShares

Short ProShares

Short/UltraShort MarketCap

Short SmallCap600 ProShares

Short Russell2000 ProShares

UltraShort SmallCap600 ProShares

UltraShort Russell2000 ProShares

Short S&P 500 ProShares®

Short QQQ ProShares®

Short Dow 30 ProSharesSM

Short MidCap400 ProShares

UltraShort S&P 500 ProShares®

UltraShort QQQ ProShares®

UltraShort Dow 30 ProSharesSM

UltraShort MidCap400 ProShares

Short/UltraShort Sector

UltraShort Basic Materials ProShares

UltraShort Consumer Goods ProShares

UltraShort Consumer Services ProShares

Short Financials ProShares

UltraShort Financials ProShares

UltraShort Health Care ProShares

UltraShort Industrials ProShares

Short Oil & Gas ProShares

UltraShort Oil & Gas ProShares

UltraShort Real Estate ProShares

UltraShort Semiconductors ProShares

UltraShort Technology ProShares

UltraShort Telecommunications ProShares

UltraShort Utilities ProShares

UltraShort Style

UltraShort Russell1000 Value ProShares

UltraShort Russell1000 Growth ProShares

UltraShort Russell MidCap Value ProShares

UltraShort Russell MidCap Growth ProShares

UltraShort Russell2000 Value ProShares

UltraShort Russell2000 Growth ProShares

Short International

Short MSCI EAFE ProShares

Short MSCI Emerging Markets ProShares

UltraShort MSCI EAFE ProShares

UltraShort MSCI Emerging Markets ProShares

UltraShort FTSE/Xinhua China 25 ProShares

UltraShort MSCI Japan ProShares

Short Non-Equity

UltraShort Lehman 7-10 Year Treasury

UltraShort Lehman 20+ Year Treasury

This SAI is not a prospectus. It should be read in conjunction with the Funds’ prospectuses (the “Prospectus”) dated October 1, 2007 and June 10, 2008, which incorporate this SAI by reference. A copy of the Prospectus and a copy of the Annual Report for the funds of ProShares Trust that have completed a fiscal year are available, without charge, upon request to the address above, by telephone at the number above, or on the Trust’s website at www.proshares.com. The Financial Statements and Notes contained in the Annual Report for the fiscal year ended May 31, 2007 are incorporated by reference into and are deemed part of this SAI.

The date of this SAI is October 1, 2007, as supplemented on November 13, 2007, December 13, 2007, May 1, 2008 and June 12, 2008.

GLOSSARY OF TERMS

For ease of use, certain terms or names that are used in this SAI have been shortened or abbreviated. A list of these terms and their corresponding full names or definitions can be found below. An investor may find it helpful to review the terms and names before reading the SAI.

Term	Definition

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

The Advisor or ProShare Advisors	ProShare Advisors LLC

AMEX	American Stock Exchange LLC

Board of Trustees	Board of Trustees of ProShares Trust

CFTC	Commodity Futures Trading Commission

Code or Internal Revenue Code	Internal Revenue Code of 1986

Distributor or SEI	SEI Investments Distribution Co.

Fund(s)	One or more of the series of the Trust identified on the front cover of this SAI

Independent Trustee(s)	Trustees who are not “Interested Persons” as defined under Section 2(a)(19) of the 1940 Act

SAI	The Trust’s Statement of Additional Information dated October 1, 2007, as supplemented on November 13, 2007, December 13, 2007, May 1, 2008, and June 12, 2008.

SEC	U.S. Securities and Exchange Commission

Shares	The shares of the Funds

Trust	ProShares Trust

Trustee(s)	One or more of the trustees of the Trust

PROSHARES TRUST

The Trust is a Delaware statutory trust and is registered with the SEC as an open-end management investment company under the 1940 Act. The Trust was organized on May 29, 2002 and consists of multiple series, including the 64 Funds listed on the front cover of this SAI.

Other funds may be added in the future. Each of the Funds is registered as a non-diversified managed investment company.

The Funds are exchange-traded funds, and the Shares are listed on AMEX. The Shares trade on AMEX at market prices that may differ to some degree from the Shares’ net asset values. Each Fund issues and redeems Shares on a continuous basis at net asset value in large, specified numbers of Shares called “Creation Units.” Creation Units of the Ultra ProShares are issued and redeemed principally in-kind for securities included in the relevant underlying index. Creation Units of the Short ProShares are purchased and redeemed in cash. Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds. Retail investors, therefore, generally will not be able to purchase the Shares directly. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker.

Reference is made to the Prospectus for a discussion of the investment objectives and policies of each of the Funds. The discussion below supplements, and should be read in conjunction with, the applicable Prospectus. Portfolio management is provided to the Funds by ProShare Advisors, a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

The investment restrictions of the Funds specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that Fund, as defined in the 1940 Act. The investment objectives and all other investment policies of the Funds not specified as fundamental (including the benchmarks of the Funds) may be changed by the Trustees of the Funds without the approval of shareholders.

The investment techniques and strategies discussed below may be used by a Fund if, in the opinion of the Advisor, the techniques or strategies may be advantageous to the Fund. A Fund is free to reduce or eliminate its use of any of these techniques or strategies without changing the Fund’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to a Fund, will result in the achievement of the Fund’s objectives. Also, there can be no assurance that any Fund will grow to, or maintain, an economically viable size, in which case management may determine to liquidate the Fund at a time that may not be opportune for shareholders.

The use of the term “favorable market conditions” throughout this SAI is intended to convey rising markets for the Ultra ProShares and falling markets for the Short ProShares. The use of the term “adverse market conditions” is intended to convey falling markets for the Ultra ProShares and rising markets for the Short ProShares.

AMEX Listing and Trading

The Shares of each Fund are approved for listing and trading on the AMEX. Shares (redeemable only when aggregated in Creation Units) trade on the AMEX at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of Shares of any Fund will continue to be met. The AMEX may, but is not required to, remove a Fund from listing if (i) following the initial 12 month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Fund for 30 or more consecutive trading days; (ii) the value of the index to which such Fund is based is no longer calculated or available; or (iii) such other event shall occur or condition exists that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. In addition, the AMEX may remove the Shares from listing and trading upon termination of the Trust.

As in the case of stocks traded on the AMEX, the brokers’ commission on transactions in the Funds will be based on negotiated commission rates at customary levels for retail customers.

In order to provide current Share pricing information, the AMEX disseminates an updated “Indicative Intra-Day Value” (“IIV”) for each Fund. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no warranty as to the accuracy of the IIVs. IIVs are expected to be disseminated on a per Fund basis every 15 seconds during regular trading hours of the AMEX.

The AMEX will calculate and disseminate the IIV throughout the trading day for each Ultra ProShares by (i) calculating the current value of all Equity Securities held by a Fund; (ii) calculating the estimated amount of the value of cash and Money Market Instruments held in the Fund’s portfolio (“Estimated Cash”); (iii) calculating the marked-to-market gains or losses from the Fund’s total return swap exposure based on the Underlying Index percentage change, the swap costs determined by the daily imbedded weighted interest rate and the notional value of the swap contracts, if any; (iv) calculating the marked-to-market gains or losses of the futures contracts and other Financial Instruments held by the Fund, if any; (v) adding the current value of Equity Securities, the Estimated Cash, the marked-to-market gains or losses from swaps and the futures contracts and other Financial Instruments, to arrive at a value; and (vi) dividing that value by the total Shares outstanding to obtain current IIV.

The AMEX will calculate and disseminate the IIV throughout the trading day for each Short ProShares by (i) calculating the Estimated Cash; (ii) calculating the marked-to-market gains or losses of swaps, futures and other Financial Instruments held by the Fund in a manner described above; (iii) adding the Estimated Cash and the marked-to-market gains or losses of the Financial Instruments to arrive at a value; and (iv) dividing that value by the total Shares outstanding to obtain current IIV.

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

General

A Fund may consider changing its benchmark or the index underlying its benchmark at any time, including if, for example, the current index becomes unavailable; the Board of Trustees believes that the current index no longer serves the investment needs of a majority of shareholders or that another index may better serve their needs; or if the financial or economic environment makes it difficult for the Fund’s investment results to correspond sufficiently to its current benchmark or underlying index. If believed appropriate, a Fund may specify a benchmark index for itself that is “leveraged” or proprietary. Of course, there can be no assurance that a Fund will achieve its objective.

Fundamental securities analysis is not used by ProShare Advisors in seeking to correlate a Fund’s investment returns with its benchmark. Rather, ProShare Advisors primarily uses a mathematical approach to determine the investments a Fund makes and techniques it employs. While ProShare Advisors attempts to minimize any “tracking error,” certain factors tend to cause a Fund’s investment results to vary from a perfect correlation to its benchmark. See “Special Considerations.”

For purposes of this SAI, the word “invest” refers both to a Fund’s directly investing, and indirectly investing, in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers both to a Fund’s direct investments and indirect investments in securities and other instruments. For example, the Funds typically invest indirectly in securities or instruments by using financial instruments with economic exposure similar to those underlying securities or instruments.

Additional information concerning the Funds, their investments policies and techniques, and the securities and financial instruments in which they may invest is set forth below.

Name Policies

Certain Funds have adopted non-fundamental investment policies obligating them to commit, under normal market conditions, at least 80% of assets to investments that, in combination, have economic characteristics similar to equity securities contained in the underlying index and/or financial instruments with similar economic characteristics. For purposes of each such investment policy, “assets” includes a Fund’s net assets, as well as any amounts borrowed for investment purposes. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a Fund’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the Fund’s net assets that are segregated on the Fund’s books and records, as required by applicable regulatory guidance, or otherwise used to cover such investment exposure. The Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in a Fund’s name policy. In addition, pursuant to an exemptive order received from the SEC, certain Funds have committed to invest between 85% and 100% of their assets in the securities comprising their underlying indexes.

Additional information concerning the Funds and the securities and financial instruments in which they may invest and investment techniques in which they may engage is set forth below.

Equity Securities

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the Funds are particularly sensitive to these market risks.

Foreign Securities

Certain of the Funds may invest in securities principally traded outside of the U.S. or in foreign issuers. Foreign securities may involve special risks due to foreign economic, political, and legal developments, including unfavorable changes in currency exchange rates, exchange control regulation (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, taxation of income earned in foreign nations and withholding of portions of interest and dividends in certain countries, and the possible difficulty of obtaining and enforcing judgments against foreign entities. Default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may differ from those applicable to U.S. companies. The growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in any one country or region could have an adverse impact on issuers of securities in a different country or region.

In addition, the securities of some foreign governments, companies, and securities markets are less liquid, and may be more volatile, than comparable domestic issuers. Some foreign investments may be subject to brokerage commissions and fees that are higher than those applicable to U.S. investments. A Fund also may be affected by different settlement practices or delayed settlements in some foreign markets. Furthermore, some foreign jurisdictions regulate and limit U.S. investments in the securities of certain issuers.

Exposure to Emerging Markets Companies

The risks described above apply to a heightened degree when a Fund invests in securities of companies in developing countries (“emerging markets”). See the below discussion of considerations regarding investments in China. Investing in emerging market countries involves risks not typically associated with investing in U.S. securities and subjects a Fund to risks greater than, or in addition to, the risks of investing in foreign, developed countries. These include greater risks of nationalization or expropriation of assets and confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty; greater uncertainty in the supervision and regulation of the securities markets and the participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; a difference in, or lack of, auditing and financial reporting standards, possibly resulting in the unavailability of material information about issuers; risk that it may be more difficult to obtain and/or enforce a judgment in a court outside of the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict foreign investment in their securities, to varying degrees. High rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Any change in the leadership or politics of emerging market countries, or countries that exercise a significant influence over those countries, may halt the expansion of, or reverse the liberalization of, foreign investment policies and could adversely affect existing investment opportunities. The securities markets of emerging market countries generally are smaller, less developed, less liquid, and more volatile than those of developed markets, including the U.S. Likewise, disclosure and regulatory standards tend to be less stringent and those markets tend to be subject to less monitoring and government enforcement of regulations may be arbitrary and difficult to predict.

Many emerging market countries have experienced substantial—in some cases, extremely high—rates of inflation for many years. Rapid fluctuations in such rates may continue to affect adversely those countries’ economies and securities markets. Emerging market economies generally depend on international trade to a significant degree. Accordingly, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated with a country’s principal trading partners have had and may continue to have an adverse effect on an emerging market economy. Furthermore, the economies of emerging market countries may be based predominantly on a few industries or may depend significant on the revenue of particular commodities. The governments of many emerging market countries continue to exercise significant control over those their economies and may take actions that affect the ability of creditors to pay debt obligations.

Investment-related costs and custodial services tend to be higher in emerging market countries relative to those of developed countries, which may reduce a Fund’s investment returns. Emerging market countries are subject to risks associated with political uncertainty, instability, risk of war, terrorism, nationalization, limitations on the removal of funds or other assets or diplomatic developments affecting U.S. investments. There is no assurance that such adverse political changes will not cause a Fund to suffer losses of investments in emerging market countries.

Exposure to Securities or Issuers in Specific Foreign Countries or Regions

Some Funds focus their investments in particular geographical regions or countries. In addition to the risks of investing in foreign securities, discussed above, such Funds may be exposed to special risks that are specific to the country or region in which they focus their investments. Furthermore, Funds with such a focus may be subject to additional risks associated with events in nearby countries or regions or those of a country’s principal trading partners. Additionally, some Funds have an investment focus in a country or region that is an emerging market and, therefore, are subject to heightened risks relative to Funds that focus their investments in more developed countries or regions. The discussion below highlights the general risks associated with the specific countries or regions in which some of the Funds invest.

Exposure to Asian Companies

Investments in Asian issuers may be affected by political, social and economic conditions in Asia. Some Asian economies have experienced over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country or market could have a significant effect on the entire region, as well as on principal trading partners outside of Asia. For instance, because the economies of Asian countries are related, it is not uncommon for many of the countries to be in recessions at the same time.

Exposure to Japanese Companies. The performance of Funds investing in companies economically tied to Japan may be affected by political, social and economic conditions in Japan. In addition, the Japanese economy may be affected by Southeast Asian and Chinese consumer demands and the state of the Southeast Asian and Chinese economies.

The Japanese economy and financial markets produced disappointing returns from 1990 to 2003. Over that period, and since then, the Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. The Japanese economy faced a number of problems such as non-performing loans, deflation, a large government budget deficit, and low interest rates. A number of high profile bankruptcies occurred in the construction, real-estate and retail sectors. While many structural improvements have been made at the corporate level since 2003, problems persist, most notably, a large government budget deficit.

Japanese institutional investors, such as banks, insurance companies and pension funds, have been large sellers of equities, particularly since 2001. Banks and insurance companies in Japan have been restructuring, and selling shareholdings as part of this process, although this selling has diminished over time. In addition, Japanese pension funds invest in fixed interest investments and tend to sell shares in connection with portfolio rebalancing when the equity market rises. Such selling practices could negatively affect Japanese equity returns.

Furthermore, poor performance of the global economy could negatively affect equity returns in Japan. In particular, in the recent past, Japan’s economy and stock market have had a strong correlation with the U.S. economic cycle and U.S. stock markets and, thus, Japan’s economy could be negatively affected by economic trouble in the U.S. Japan also has a growing economic relationship with China and other Southeast Asia countries, and therefore, Japan’s economy could also be adversely affected by economic trouble in those countries.

Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Japan has also experienced natural disasters of varying degrees of severity, and the risks of such phenomena and the resulting damage continue to exist.

The Japanese Yen has appreciated against the U.S. dollar since 1986. At times, the Japanese Yen has been volatile and such currency volatility could affect returns in the future. The Japanese Yen may also be affected by currency volatility elsewhere in Asia, especially Southeast Asia.

Some companies in Japan may have less established shareholder governance and disclosure standards than those of U.S. companies. Some Japanese companies are controlled by family and institutional investors whose investment decisions may be hard to predict based on standard U.S.-based equity analysis. Consequently, certain Fund investments may be vulnerable to unfavorable decisions by management or shareholders.

Exposure to Chinese Companies.

Investment in companies economically tied to China is subject to legal, regulatory, monetary and economic risks. China is dominated by the one-party rule of the Communist Party and, therefore,

investments in China are subject to risks associated with greater control over the economy, political and legal uncertainties, and currency fluctuations. In addition, Chinese investments involve the specific risk that the Chinese government may decide not to continue to support the economic reform programs implemented in 1978 and could possibly return to the completely centrally planned economy that existed prior to 1978. The Chinese government exercises significant control over China’s economic growth through allocating resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Other risks associated with investments in China are the risk of confiscatory taxation and nationalization or expropriation of assets.

The Chinese securities markets are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in substantially less liquidity and greater price volatility. Companies in the Chinese region may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about Chinese companies than about most U.S. companies. Compared to the U.S. securities markets, there may be less government supervision and regulation of Chinese stock exchanges, currency markets, trading systems and brokers. Brokerage commissions and other fees generally are higher for securities traded in Chinese markets. The procedures and rules governing transactions and custody in China also may involve delays in payment, delivery or recovery of money or investments.

Futures Contracts and Related Options

The Funds may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Funds generally choose to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is done at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is done at a lower (higher) price, inclusive of commissions.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the Fund’s loss from an unhedged short position in futures contracts is potentially unlimited. The Funds may engage in related closing transactions with respect to options on futures contracts. The Funds intend to engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the United States by the CFTC.

When a Fund purchases or sells a stock index futures contract, or sells an option thereon, the Fund “covers” its position. To cover its position, a Fund may enter into an offsetting position or segregate with its custodian bank or on the books and records of the Fund (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

The CFTC has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Advisor has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the “CEA”). Therefore, it is not subject to the registration and regulatory requirements of the CEA. There are no limitations on the extent to which each Fund may engage in transactions involving futures and options thereon, except as set forth in the Funds’ Prospectus and SAI.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

A Fund may cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments, the prices of which are expected to move relatively consistently inversely to the futures contract. A Fund may “cover” its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the Fund will earmark or segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments, the prices of which are expected to move relatively consistently with a long position in the futures contract. A Fund may cover long or short positions in futures by earmarking or segregating with its custodian bank or on the books and records of the Funds (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark or maintain in a segregated account liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A Fund may also cover its sale of a call option by taking positions in instruments, the prices of which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A Fund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

Although the Funds intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national securities exchange with an active and liquid secondary market.

Forward Contracts

A principal investment strategy of the Funds is to enter into Financial Instruments, which may include forward contracts, and for the Short ProShares, may be the primary or sole investment strategy of the Funds. The Funds may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed-upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed-upon date. When required by law, a Fund will segregate liquid assets in an amount equal to the value of the Fund’s total assets committed to the consummation of such forward contracts. Obligations under forward contracts so covered will not be considered senior securities for purposes of a Fund’s investment restriction concerning senior securities. Because they are two-party contracts and because they may have terms greater than seven days, forward contracts may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations. A Fund will not enter into a forward contract unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor.

Index Options

The Funds may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, to hedge or limit the exposure of their positions, or to create synthetic money market positions.

A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. A Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options and/or (ii) earmarks or segregates with the Fund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

The Funds may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter (“OTC”) market as an investment vehicle for the purpose of realizing the Fund’s investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the “CBOE”), the AMEX, and other exchanges (“Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the relevant Fund’s 15% limitation on investment in illiquid securities. See “Illiquid Securities.”

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may buy or sell; however, the Advisor intends to comply with all limitations.

Options on Securities

The Funds may buy and write (sell) options on securities for the purpose of realizing their investment objective. By buying a call option, a Fund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a Fund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the Fund. When a Fund writes a put option, the Fund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a Fund to write call options on stocks held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

If a Fund that writes an option wishes to terminate the Fund’s obligation, the Fund may effect a “closing purchase transaction.” The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a Fund which is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be affected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. The Fund also will realize a gain if a call or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Swap Agreements

A principal investment strategy of the Funds is to enter into Financial Instruments, which may include swap agreements, and, for the Short ProShares, that may be the primary or sole investment strategy (along with selling securities short). The Funds may enter into equity, equity index or interest rate swap agreements for purposes of attempting to gain exposure to an index or group of securities without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or group of securities. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for purposes of the Funds’ illiquid investment limitations. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s right as a creditor.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. On a long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having risk characteristics substantially similar to the underlying securities.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be earmarked or segregated by a Fund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, the Funds and their Advisor believe that transactions do not constitute senior securities within the meaning of the 1940 Act, and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swap agreements.

The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Short Sales

The Funds may engage in short sales transactions. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay, if any, in connection with a short sale.

The Funds may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a Fund is borrowed and sold short. Whenever a Fund engages in short sales, it earmarks or segregates liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The earmarked or segregated assets are marked to market daily.

The Funds will not sell short the equity securities of issuers contained in the NASDAQ-100 Index.

Depositary Receipts

Some Funds may invest in American Depositary Receipts (“ADRs”). For many foreign securities, U.S. Dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, the Funds can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

The Funds may invest in both sponsored and unsponsored ADRs. Unsponsored ADRs programs are organized independently and without the cooperation of the issuer of the underlying securities. As result, available information concerning the issuers may not be as current for sponsored ADRs, and the prices of unsponsored depository receipts may be more volatile than if such instruments were sponsored by the issuer.

A Fund may also invest in Global Depositary Receipts (“GDRs”). GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin American to offer shares in many markets around the world.

U.S. Government Securities

Each Fund also may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques these Funds employ, or for liquidity purposes.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a Fund’s portfolio investments in these securities.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements with financial institutions in pursuit of its investment objectives, as “cover” for the investment techniques it employs, or for liquidity purposes. Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by ProShare Advisors. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total net assets. The investments of each of the Funds in repurchase agreements at times may be substantial when, in the view of ProShare Advisors, liquidity, investment, regulatory, or other considerations so warrant.

Money Market Instruments

To seek its investment objective, as a cash reserve, for liquidity purposes, or as “cover” for positions it has taken, a Fund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances or repurchase agreements secured by U.S. government securities.

Reverse Repurchase Agreements

Each Fund may use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when the Advisor believes it will be to the Fund’s advantage to do so. The Fund will earmark or segregate cash or liquid instruments equal in value to the Fund’s obligations in respect of reverse repurchase agreements.

Borrowing

The Funds may borrow money for cash management purposes or investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per Share of the Fund will fluctuate more when the Fund is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including weekends and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as ProShare Advisors deems appropriate in connection with any borrowings.

Each Fund may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a Fund “covers” its repurchase obligations as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that Fund.

Lending of Portfolio Securities

Subject to the Funds’ investment restrictions set forth below, a Fund may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. A Fund will not lend more than 33 1/3% of the value of the Fund’s total assets. Loans will be subject to termination by the lending Fund on four business days’ notice, or by the borrower on one day’s notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

When-Issued and Delayed-Delivery Securities

Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s net asset value. Each Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund’s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Trust will earmark or segregate cash or liquid instruments equal to or greater in value than the Fund’s purchase commitments for such when-issued or delayed-delivery securities, or when the Trust does not believe that a Fund’s net asset value or income will be adversely affected by the Fund’s purchase of securities on a when-issued or delayed delivery basis.

Investments in Other Investment Companies

The Funds may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Real Estate Investment Trusts

Each Fund may invest in real estate investment trusts (“REITs”). Equity REITs invest primarily in real property while mortgage REITs make construction, development and long term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for tax free income status under the Code and failing to maintain exempt status under the 1940 Act.

Illiquid Securities

Each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the 1933 Act, but which can be sold to qualified institutional buyers under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of the Fund’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The Fund may not be able to sell illiquid securities when ProShare Advisors considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The staff of the SEC has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a Fund to ProShare Advisors. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the Fund’s liquidity.

Portfolio Turnover

A Fund’s portfolio turnover may vary from year to year, as well as within a year. The overall reasonableness of brokerage commissions is evaluated by ProShare Advisors based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. In addition, a Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of Portfolio Turnover Rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have a remaining maturity of less than one year. Pursuant to the formula prescribed by the SEC, the Portfolio Turnover Rate for each Fund is calculated without regard to instruments, including options and futures contracts, having a maturity of less than one year. Exchange-traded funds, such as the Funds, may incur very low levels of portfolio turnover (or none at all in accordance with the SEC methodology described above) because of the way in which they operate and the way shares are created in creation units. For those Funds that commenced operations prior to May 31, 2007, each such Fund’s turnover rate for the fiscal year ended May 31, 2007 is set forth in the Annual Report.

SPECIAL CONSIDERATIONS

As discussed above and in the Prospectus, the Funds present certain risks, some of which are further described below.

Tracking and Correlation

While the Funds do not expect that their daily returns will deviate adversely from their respective daily investment objectives, several factors may affect their ability to achieve this correlation. Among these factors are: (1) a Fund’s expenses, including brokerage (which may be increased by high portfolio turnover), and the cost of the investment techniques employed by that Fund; (2) less than all of the securities in the benchmark index being held by a Fund and securities not included in the benchmark index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a Fund’s Share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance; (8) the need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (9) early and unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions. While close tracking of any Fund to its benchmark may be achieved on any single trading day, over time, the cumulative percentage increase or decrease in the net asset value of the Shares of a Fund may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

Leverage

Each Fund intends to use, on a regular basis, leveraged investment techniques in pursuing its investment objectives. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the amount the Fund has invested. Leverage creates the potential for greater gains to Fund shareholders during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage is likely to cause higher volatility of the net asset values of these Funds’ Shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the Fund to pay interest which would decrease the Fund’s total return to shareholders. If these Funds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these Funds not been leveraged.

Special Note Regarding the Correlation Risks of Leveraged Funds. As discussed in the Prospectus, some of the Funds are “leveraged” funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from these Funds’ use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than, or less than, the index performance times the stated multiple in the Fund’s investment objective.

A leveraged Fund’s return for periods longer than one day is primarily a function of the following:

a)	index performance;

b)	index volatility;

c)	financing rates associated with leverage;

d)	other Fund expenses;

e)	dividends paid by companies in the index; and

f)	period of time.

The fund performance for a leveraged Fund can be estimated given any set of assumptions for the factors described above. The tables below illustrate the impact of two factors, index volatility and index performance, on a leveraged fund. Index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated Fund returns for a number of combinations of index performance and index volatility over a one-year period. Assumptions used in the tables include: (a) no dividends paid by the companies included in the index; (b) no fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

The first table below shows an example in which a leveraged Fund that has an investment objective to correspond to twice (200%) the daily performance of an index. The leveraged Fund could be expected to achieve a 20% return on a yearly basis if the index performance was 10%, absent any costs or the correlation risk or other factors described above and in the Prospectus under “Correlation Risk.” However, as the table shows, with an index volatility of 20%, such a Fund would return 16.3%, again absent any costs or other factors described above and in the Prospectus under “Correlation Risk.” In the charts below, areas shaded green represent those scenarios where a leveraged Fund with the investment objective described will outperform (i.e., return more than) the index performance times the stated multiple in the Fund’s investment objective; conversely areas shaded red represent those scenarios where the Fund will underperform (i.e., return less than) the index performance times the stated multiple in the Fund’s investment objective.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to Twice (200%) the Daily Performance of an Index.

One Year Index Performance	200% One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%
-40%	-80%	-64.0%	-64.1%	-64.4%	-64.8%	-65.4%	-66.2%	-67.1%	-68.2%	-69.3%
-35%	-70%	-57.8%	-57.9%	-58.2%	-58.7%	-59.4%	-60.3%	-61.4%	-62.6%	-64.0%
-30%	-60%	-51.0%	-51.1%	-51.5%	-52.1%	-52.9%	-54.0%	-55.2%	-56.6%	-58.2%
-25%	-50%	-43.8%	-43.9%	-44.3%	-45.0%	-46.0%	-47.2%	-48.6%	-50.2%	-52.1%
-20%	-40%	-36.0%	-36.2%	-36.6%	-37.4%	-38.5%	-39.9%	-41.5%	-43.4%	-45.5%
-15%	-30%	-27.8%	-27.9%	-28.5%	-29.4%	-30.6%	-32.1%	-34.0%	-36.1%	-38.4%
-10%	-20%	-19.0%	-19.2%	-19.8%	-20.8%	-22.2%	-23.9%	-26.0%	-28.3%	-31.0%
-5%	-10%	-9.8%	-10.0%	-10.6%	-11.8%	-13.3%	-15.2%	-17.5%	-20.2%	-23.1%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%
5%	10%	10.3%	10.0%	9.2%	7.8%	5.9%	3.6%	0.8%	-2.5%	-6.1%
10%	20%	21.0%	20.7%	19.8%	18.3%	16.3%	13.7%	10.6%	7.0%	3.1%
15%	30%	32.3%	31.9%	30.9%	29.3%	27.1%	24.2%	20.9%	17.0%	12.7%
20%	40%	44.0%	43.6%	42.6%	40.8%	38.4%	35.3%	31.6%	27.4%	22.7%
25%	50%	56.3%	55.9%	54.7%	52.8%	50.1%	46.8%	42.8%	38.2%	33.1%
30%	60%	69.0%	68.6%	67.3%	65.2%	62.4%	58.8%	54.5%	49.5%	44.0%
35%	70%	82.3%	81.8%	80.4%	78.2%	75.1%	71.2%	66.6%	61.2%	55.3%
40%	80%	96.0%	95.5%	94.0%	91.6%	88.3%	84.1%	79.1%	73.4%	67.0%

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to the Inverse of the Daily Performance of an Index.

One Year Index Performance	Inverse of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%
-40%	40%	66.7%	66.3%	65.0%	63.0%	60.1%	56.6%	52.3%	47.5%	42.0%
-35%	35%	53.8%	53.5%	52.3%	50.4%	47.8%	44.5%	40.6%	36.1%	31.1%
-30%	30%	42.9%	42.5%	41.4%	39.7%	37.3%	34.2%	30.6%	26.4%	21.7%
-25%	25%	33.3%	33.0%	32.0%	30.4%	28.1%	25.3%	21.9%	18.0%	13.6%
-20%	20%	25.0%	24.7%	23.8%	22.2%	20.1%	17.4%	14.2%	10.6%	6.5%
-15%	15%	17.6%	17.4%	16.5%	15.0%	13.0%	10.5%	7.5%	4.1%	0.3%
-10%	10%	11.1%	10.8%	10.0%	8.6%	6.8%	4.4%	1.5%	-1.7%	-5.3%
-5%	5%	5.3%	5.0%	4.2%	2.9%	1.1%	-1.1%	-3.8%	-6.9%	-10.3%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%
5%	-5%	-4.8%	-5.0%	-5.7%	-6.9%	-8.5%	-10.5%	-13.0%	-15.7%	-18.8%
10%	-10%	-9.1%	-9.3%	-10.0%	-11.1%	-12.7%	-14.6%	-16.9%	-19.6%	-22.5%
15%	-15%	-13.0%	-13.3%	-13.9%	-15.0%	-16.5%	-18.3%	-20.5%	-23.1%	-25.9%
20%	-20%	-16.7%	-16.9%	-17.5%	-18.5%	-19.9%	-21.7%	-23.8%	-26.3%	-29.0%
25%	-25%	-20.0%	-20.2%	-20.8%	-21.8%	-23.1%	-24.8%	-26.9%	-29.2%	-31.8%
30%	-30%	-23.1%	-23.3%	-23.8%	-24.8%	-26.1%	-27.7%	-29.7%	-31.9%	-34.5%
35%	-35%	-25.9%	-26.1%	-26.7%	-27.6%	-28.8%	-30.4%	-32.3%	-34.5%	-36.9%
40%	-40%	-28.6%	-28.7%	-29.3%	-30.2%	-31.4%	-32.9%	-34.7%	-36.8%	-39.1%

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Twice (200%) the Inverse of the Daily Performance of an Index.

One Year Index Performance	200% Inverse of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%
-40%	80%	177.8%	175.7%	169.6%	159.6%	146.4%	130.3%	112.0%	92.4%	71.9%
-35%	70%	136.7%	134.9%	129.7%	121.2%	109.9%	96.2%	80.7%	63.9%	46.5%
-30%	60%	104.1%	102.6%	98.1%	90.8%	81.0%	69.2%	55.8%	41.3%	26.3%
-25%	50%	77.8%	76.4%	72.5%	66.2%	57.7%	47.4%	35.7%	23.1%	10.0%
-20%	40%	56.3%	55.1%	51.6%	46.1%	38.6%	29.5%	19.3%	8.2%	-3.3%
-15%	30%	38.4%	37.4%	34.3%	29.4%	22.8%	14.7%	5.7%	-4.2%	-14.4%
-10%	20%	23.5%	22.5%	19.8%	15.4%	9.5%	2.3%	-5.8%	-14.5%	-23.6%
-5%	10%	10.8%	10.0%	7.5%	3.6%	-1.7%	-8.1%	-15.4%	-23.3%	-31.4%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%
5%	-10%	-9.3%	-10.0%	-12.0%	-15.2%	-19.6%	-24.8%	-30.8%	-37.2%	-43.9%
10%	-20%	-17.4%	-18.0%	-19.8%	-22.7%	-26.7%	-31.5%	-36.9%	-42.8%	-48.9%
15%	-30%	-24.4%	-25.0%	-26.6%	-29.3%	-32.9%	-37.3%	-42.3%	-47.6%	-53.2%
20%	-40%	-30.6%	-31.1%	-32.6%	-35.1%	-38.4%	-42.4%	-47.0%	-51.9%	-57.0%
25%	-50%	-36.0%	-36.5%	-37.9%	-40.2%	-43.2%	-46.9%	-51.1%	-55.7%	-60.4%
30%	-60%	-40.8%	-41.3%	-42.6%	-44.7%	-47.5%	-50.9%	-54.8%	-59.0%	-63.4%
35%	-70%	-45.1%	-45.5%	-46.8%	-48.7%	-51.3%	-54.5%	-58.1%	-62.0%	-66.0%
40%	-80%	-49.0%	-49.4%	-50.5%	-52.3%	-54.7%	-57.7%	-61.1%	-64.7%	-68.4%

The foregoing tables are intended to isolate the effect of index volatility and index performance on the return of a leveraged Fund. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or under “Correlation Risk” in the Prospectus.

Non-Diversified Status

Each Fund is a “non-diversified” series of the Trust. A Fund’s classification as a “non-diversified” investment company means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to seek to qualify as a “regulated investment company” for purposes of the Code, which imposes diversification requirements on these Funds that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act. With respect to a “non-diversified” Fund, a relatively high percentage of such a Fund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a more diversified investment company.

INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a “majority” of the outstanding voting securities of the Fund, as that term is defined in the 1940 Act. As defined in the 1940 Act, the vote of a majority of the outstanding voting securities means the lesser of: (i) 67% or more of the voting securities of the series present at a duly called meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the series. (All policies of a Fund not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the Fund, upon approval of a majority of the Trustees.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

A Fund may not:

1.	Make investments for the purpose of exercising control or management.

2.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

3.	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except, further, that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

4.	Issue senior securities to the extent such issuance would violate applicable law.

5.

Borrow money, except that the Fund (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

6.	Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the 1933 Act, in selling portfolio securities.

7.	Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

No Fund will concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers of one or more particular industries, except that a Fund will concentrate to approximately the same extent that its underlying Index concentrates in the stocks of such particular industry or industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and tax-free securities of state or municipal governments and their political subdivisions (and repurchase agreements collateralized by government securities) are not considered to be issued by members of any industry.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, ProShare Advisors is responsible for decisions to buy and sell securities for each of the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. ProShare Advisors expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, who receive compensation for their services, in conformity with the 1940 Act, the 1934 Act and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in NASDAQ or over-the-counter securities and securities listed on an exchange) and agency NASDAQ or over-the-counter transactions executed with an electronic communications network or an alternative trading system.

ProShare Advisors may serve as an investment manager to and may place portfolio transactions on behalf of a number of clients, including other investment companies. It is the practice of ProShare Advisors to cause purchase and sale transactions to be allocated among the Funds and others whose assets ProShare Advisors manages in such manner as ProShare Advisors deems equitable. The main factors considered by ProShare Advisors in making such allocations among the Funds and other client accounts of ProShare Advisors are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the person(s) responsible, if any, for managing the portfolios of the Funds and the other client accounts.

The policy of each Fund regarding purchases and sales of securities for a Fund’s portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, each Fund’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and ProShare Advisors from obtaining a high quality of brokerage (and potentially research) services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, ProShare Advisors relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as, in most cases, an exact dollar value for those services is not ascertainable.

Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

In seeking to implement a Fund’s policies, ProShare Advisors effects transactions with those brokers and dealers who ProShare Advisors believes provide the most favorable prices and are capable of providing efficient executions. If ProShare Advisors believes such prices and executions are obtainable from more than one broker or dealer, ProShare Advisors may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or ProShare Advisors. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of ProShare Advisors, for the additional services.

The information and services received by ProShare Advisors from brokers and dealers may be of benefit to ProShare Advisors in the management of accounts of some of ProShare Advisors’ other clients and may not in all cases benefit a Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by ProShare Advisors and thereby reduce ProShare Advisors’ expenses, this information and these services are of indeterminable value and the management fee paid to ProShare Advisors is not reduced by any amount that may be attributable to the value of such information and services.

ProShare Advisors does not consider sales of Trust Shares as a factor in the selection of broker-dealers to execute portfolio transactions.

The table below sets forth the brokerage commissions paid by each Fund for the period noted for each Fund that was operational during that period:

Fund	Commissions Paid During Fiscal Year Ended May 31, 2007
Ultra S&P500 ProShares	$32,851
Ultra MidCap400 ProShares	$19,388
Ultra Dow30 ProShares	$27,058
Ultra QQQ ProShares	$70,520
Short S&P500 ProShares	$5,744
Short MidCap400 ProShares	$4,806
Short Dow30 ProShares	$3,002
Short QQQ ProShares	$10,386
UltraShort S&P500 ProShares	$24,996
UltraShort MidCap400 ProShares	$8,124
UltraShort Dow30 ProShares	$10,394
UltraShort QQQ ProShares	$120,688
Ultra Russell 2000 ProShares	$6,468
Ultra SmallCap600 ProShares	$2,330
Ultra Russell 1000 Value ProShares	$1,248
Ultra Russell 1000 Growth ProShares	$1,234
Ultra Russell MidCap Value ProShares	$1,242
Ultra Russell MidCap Growth ProShares	$1,233
Ultra Russell 2000 Value ProShares	$1,267
Ultra Russell 2000 Growth ProShares	$1,259
Ultra Basic Materials ProShares	$1,374
Ultra Consumer Goods ProShares	$1,166
Ultra Consumer Services ProShares	$1,728
Ultra Financials ProShares	$2,362
Ultra Health Care ProShares	$1,187
Ultra Industrials ProShares	$1,341

Fund	Commissions Paid During Fiscal Year Ended May 31, 2007
Ultra Oil & Gas ProShares	$3,121
Ultra Real Estate ProShares	$4,284
Ultra Semiconductors ProShares	$1,220
Ultra Technology ProShares	$1,835
Ultra Utilities ProShares	$1,286
Short Russell2000 ProShares	$380
Short SmallCap600 ProShares	$0
UltraShort Russell 2000 ProShares	$2,712
UltraShort SmallCap600 ProShares	$0
UltraShort Russell 1000 Value ProShares	$0
UltraShort Russell 1000 Growth ProShares	$0
UltraShort Russell MidCap Value ProShares	$0
UltraShort Russell MidCap Growth ProShares	$0
UltraShort Russell 2000 Value ProShares	$0
UltraShort Russell 2000 Growth ProShares	$0
UltraShort Basic Materials ProShares	$0
UltraShort Consumer Goods ProShares	$0
UltraShort Consumer Services ProShares	$0
UltraShort Financials ProShares	$0
UltraShort Health Care ProShares	$0
UltraShort Industrials ProShares	$0
UltraShort Oil & Gas ProShares	$0
UltraShort Real Estate ProShares	$0
UltraShort Semiconductors ProShares	$0
UltraShort Technology ProShares	$0
UltraShort Utilities ProShares	$0

MANAGEMENT OF PROSHARES TRUST

Trustees and Officers

The Trust’s officers (“Officers”), under the supervision of the Board of Trustees, manage the day-to-day operations of the Trust. The Trustees set broad policies for the Trust and choose its Officers. One Trustee and all of the Officers of the Trust are directors, officers or employees of ProShare Advisors or J.P. Morgan Investor Services Co., except for Simon D. Collier, the Trust’s treasurer, who is a principal of Foreside Compliance Services, LLC. The other Trustees are Independent Trustees. Trustees and some Officers of the Trust are also directors and Officers of some or all of the funds in the Fund Complex. The Fund Complex includes all funds advised by ProShare Advisors and any funds that have an investment adviser that is an affiliated person of ProShare Advisors.

The Trustees, their age, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and other directorships, if any, held by the Trustee, are shown below. The Officers, their age, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Trustee and each Officer is: c/o ProShares Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name, Address, and Age	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Operational Portfolios in Fund Complex Overseen by Trustee [1]	Other Directorships Held by Trustee
Independent Trustees

Russell S. Reynolds, III Age: 50	Indefinite; October 1997 to present	Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to present) and Managing Director (March 1993 to April 2004)	ProShares (64); ProFunds (112); Access One Trust (3)	Directorship Search Group, Inc.

Michael C. Wachs Age: 46	Indefinite; October 1997 to present	AMC Delancey Group, Inc. (Real Estate Development): Executive Vice President (January 2001 to Present)	ProShares (64); ProFunds (112); Access One Trust (3)	AMC Delancey Group, Inc.
Interested Trustee

Michael L. Sapir* Age: 49	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of ProShare Advisors (November 2005 to present) and ProFund Advisors (May 1997 to present)	ProShares (64); ProFunds (112); Access One Trust (3)	None

[1]	The Fund Complex consists of all funds advised by ProFund Advisors LLC and ProShare Advisors LLC.

*	Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.

Executive Officers

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Louis M. Mayberg Age: 45	President	Indefinite; November 2005 to present	President of ProShare Advisors (November 2005 to present) and ProFund Advisors (May 1997 to present)

Victor M. Frye Age: 49	Chief Compliance Officer	Indefinite; November 2005 to present	Counsel and Chief Compliance Officer of ProFund Advisors (October 2002 to present)

Stephenie E. Adams Age: 38	Acting Secretary	Indefinite; September 2007 to present	Assistant Vice President of ProFunds Advisors LLC (December 2002 to present)

Simon D. Collier Two Portland Square, 1st Floor Portland, Maine 04101 Age: 46	Treasurer	Indefinite: June 2006 to present	Foreside Financial Group, LLC: President (April 2005 to present); Global Fund Services, Citigroup: Chief Operating Officer and Managing Director (2003 to 2005); Global Securities Services for Investors, Citibank, N.A.: Managing Director (1999 to 2003)

Gregory Pickard 73 Tremont Street Boston, MA 02108 Age: 42	Assistant Secretary	Indefinite; November 2005 to present	J.P. Morgan Investor Services Co.: Vice President and Associate General Counsel (July 2001 to present)

Gary A. Casagrande 73 Tremont Street Boston, MA 02108 Age: 35	Assistant Treasurer	Indefinite; March 2007 to present	J.P. Morgan Investor Services Co.: Vice President and Senior Manager in Fund Administration, Treasury and Compliance (August 2006 to present); Investors Bank and Trust: Senior Manager in Fund Administration; Deutsche Bank: Project and Relationship Manager in the Treasurer’s Office (2000 to 2006)

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Charles Todd 73 Tremont Street Boston, MA 02108 Age: 36	Assistant Treasurer	Indefinite; June 2006 to present	J.P. Morgan Investor Services Co.: Vice President in Fund Administration and previously Assistant Vice President (June 2000 to present)

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Russell S. Reynolds, III	$0	$0
Michael C. Wachs	$0	$0
Interested Trustee
Michael L. Sapir	$0	$10,001 - $50,000

Committees

The Board of Trustees has an Audit Committee. The Audit Committee is composed entirely of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Wachs and Reynolds. The Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of an independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. During the past fiscal year, the Audit Committee has met once, and the Board of Trustees has met four times.

Compensation of Trustees and Officers

The Trust pays each Independent Trustee a $65,000 annual retainer for service as a Trustee on the Board of Trustees and for service as a Trustee for other funds in the ProFunds group of funds, $3,000 for attendance at each quarterly in-person meeting of the Board of Trustees, $3,000 for attendance at each special meeting of the Board of Trustees, and $1,000 for attendance at telephonic meetings. Trustees who are also Officers or affiliated persons receive no remuneration from the Trust for their services as Trustees. The Trust’s Officers, other than the Chief Compliance Officer, receive no compensation directly from the Trust for performing the duties of their offices.

The Trust does not accrue pension or retirement benefits as part of each Fund’s expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

The following table shows aggregate compensation paid to the Trust’s Trustees for the fiscal year ended May 31, 2007.

Name of Person, Position	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
Russell S. Reynolds, III, Trustee	$9,855.44	$0	$0	$9,855.44
Michael C. Wachs, Trustee	$9,855.44	$0	$0	$9,855.44
Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0

Control Persons and Principal Holders of Securities

Although the Trust does not have information concerning the beneficial ownership of Shares held in the names of DTC participants, as of August 31, 2007, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding Shares of a Fund that was operational as of that date is set forth in the table below:

Fund Name	Percentage of Ownership
Short Dow30 ProShares
Pershing LLC	5.26%
Citicorp Securities Services, Inc.	5.61%
TD Ameritrade Clearing, Inc.	6.05%
Merrill Lynch	7.30%
National Financial Services LLC	12.43%
Citigroup Global Markets	12.53%
Charles Schwab & Co., Inc.	15.41%
Short MidCap400 ProShares
Merrill Lynch	6.09%
National Financial Services LLC	7.07%
Charles Schwab & Co., Inc.	12.27%
Investors Bank & Trust Company	16.07%
Citigroup Global Markets	32.60%*
Short Russell 2000 ProShares
TD Ameritrade Clearing, Inc.	5.04%
Pershing LLC	6.86%
National Financial Services LLC	12.37%
Goldman Sachs Execution & Clearing, Inc.	13.46%
Charles Schwab & Co., Inc.	16.65%
Citigroup Global Markets	25.10%*
Short S&P 500 ProShares
Pershing LLC	5.19%
Merrill Lynch	6.33%
National Financial Services LLC	8.86%
Charles Schwab & Co., Inc.	14.18%
Citigroup Global Markets	18.61%
Short SmallCap600 ProShares
Morgan Stanley	5.41%
National Financial Services LLC	8.63%
Pershing LLC	10.20%
Citigroup Global Markets	10.26%
Charles Schwab & Co., Inc.	12.94%
TD Ameritrade Clearing, Inc.	16.67%

Fund Name	Percentage of Ownership
Goldman Sachs Execution & Clearing, Inc.	23.26%
Ultra Basic Material ProShares
Pershing LLC	5.90%
E*TRADE Securities LLC	6.15%
Charles Schwab & Co., Inc.	10.79%
National Financial Services LLC	16.72%
Merrill Lynch	36.84%*
Ultra Consumer Goods ProShares
UBS Financial Services Inc.	7.33%
Goldman Sachs Execution & Clearing, Inc.	83.50%*
Ultra Consumer Services ProShares
UBS Financial Services Inc.	5.59%
Bear Stearns Securities Corp.	7.71%
The Bank of New York	7.93%
Merrill Lynch	71.08%*
Ultra Dow30 ProShares
TD Ameritrade Clearing, Inc.	5.61%
Goldman, Sachs & Co.	6.22%
E*TRADE Securities LLC	6.02%
Pershing LLC	7.67%
BNP Paribas Brokerage Services, Inc.	8.31%
Charles Schwab & Co., Inc.	9.79%
National Financial Services LLC	17.46%
Ultra Financial ProShares
UBS Financial Services Inc.	5.57%
Merrill Lynch	5.59%
Pershing LLC	9.00%
Goldman Sachs Execution & Clearing, Inc.	10.99%
National Financial Services LLC	14.31%
TD Ameritrade Clearing, Inc.	19.78%
Ultra Health Care ProShares
UBS Financial Services Inc.	5.86%
Wells Fargo Investments, LLC	7.49%
Pershing LLC	8.49%
National Financial Services LLC	8.51%
Goldman Sachs Execution & Clearing, Inc.	49.62%*
Ultra Industrials ProShares
TD Ameritrade Clearing, Inc.	5.13%
E*TRADE Securities LLC	5.61%
UBS Financial Services Inc.	5.96%
The Bank of New York	7.57%

Fund Name	Percentage of Ownership
Merrill Lynch	8.01%
Pershing LLC	10.23%
National Financial Services LLC	16.76%
Charles Schwab & Co., Inc.	20.52%
Ultra MidCap400 ProShares
TD Ameritrade Clearing, Inc.	6.58%
Merrill Lynch	7.26%
Charles Schwab & Co., Inc.	10.77%
National Financial Services LLC	16.51%
Citigroup Global Markets	24.48%
Ultra Oil & Gas ProShares
Scottrade Inc.	6.11%
TD Ameritrade Clearing, Inc.	6.68%
Goldman Sachs Execution & Clearing, Inc.	6.85%
Pershing LLC	7.58%
E*TRADE Securities LLC	7.82%
Charles Schwab & Co., Inc.	17.56%
National Financial Services LLC	23.63%
Ultra QQQ ProShares
Pershing LLC	5.13%
E*TRADE Securities LLC	6.75%
TD Ameritrade Clearing, Inc.	13.92%
Charles Schwab & Co., Inc.	15.53%
National Financial Services LLC	16.33%
Ultra Real Estate ProShares
Pershing LLC	5.13%
Raymond James & Associates, Inc.	6.09%
Charles Schwab & Co., Inc.	6.21%
Merrill Lynch	14.34%
National Financial Services LLC	17.96%
TD Ameritrade Clearing, Inc.	23.14%
Ultra Russell 1000 Growth ProShares
Morgan Stanley	5.05%
Citigroup Global Markets	5.15%
National Financial Services LLC	5.50%
RBC Dain Rauscher Incorporated	6.11%
LPL Financial Services	7.14%
UBS Securities LLC	8.06%
E*TRADE Securities LLC	11.70%
Charles Schwab & Co., Inc.	24.26%

Fund Name	Percentage of Ownership
Ultra Russell 1000 Value ProShares
Citigroup Global Markets	5.91%
H&R Block Financial Advisors	7.05%
LPL Financial Services	11.36%
Charles Schwab & Co., Inc.	24.46%
National Financial Services LLC	25.11%*
Ultra Russell 2000 Growth ProShares
TD Ameritrade Clearing, Inc.	5.09%
First Clearing, LLC	5.82%
National Financial Services LLC	12.13%
Charles Schwab & Co., Inc.	19.28%
Morgan Keegan & Co., Inc.	29.57%*
Ultra Russell 2000 ProShares
Goldman Sachs Execution & Clearing, Inc.	5.24%
E*TRADE Securities LLC	7.71%
Charles Schwab & Co., Inc.	8.82%
TD Ameritrade Clearing, Inc.	19.41%
National Financial Services LLC	29.26%*
Ultra Russell MidCap Growth ProShares
E*TRADE Securities LLC	6.03%
LPL Financial Services	6.79%
First Clearing, LLC	8.11%
National Financial Services LLC	9.38%
UBS Financial Services Inc.	11.18%
Morgan Keegan & Co., Inc.	38.97%*
Ultra Russell MidCap Value ProShares
Charles Schwab & Co., Inc.	5.62%
Citigroup Global Markets	6.51%
TD Ameritrade Clearing, Inc.	7.05%
A.G. Edwards & Sons, Inc.	7.10%
H&R Block Financial Advisors	7.78%
E*TRADE Securities LLC	8.02%
LPL Financial Services	13.22%
National Financial Services LLC	23.14%
Ultra Russell 2000 Value ProShares
TD Ameritrade Clearing, Inc.	7.97%
RBC Dominion Sercurities	11.27%
National Financial Services LLC	21.84%
Bear Stearns Securities Corp.	31.64%*
Ultra S&P 500 ProShares
E*TRADE Securities LLC	5.04%
Morgan Stanley	5.04%

Fund Name	Percentage of Ownership
Goldman, Sachs & Co.	5.59%
Pershing LLC	5.10%
Merrill Lynch	8.02%
TD Ameritrade Clearing, Inc.	8.89%
Charles Schwab & Co., Inc.	15.37%
National Financial Services LLC	18.67%
Ultra Semiconductors ProShares
Morgan Keegan & Co., Inc.	5.60%
Charles Schwab & Co., Inc.	6.26%
Citigroup Global Markets	7.26%
E*TRADE Securities LLC	7.26%
National Financial Services LLC	14.10%
Goldman Sachs Execution & Clearing, Inc.	28.95%*
Ultra SmallCap600 ProShares
Bear Stearns Securities Corp.	6.51%
Pershing LLC	6.81%
Merrill Lynch	8.90%
Morgan Stanley	8.93%
Goldman Sachs Execution & Clearing, Inc.	12.94%
National Financial Services LLC	30.55%*
Ultra Technology ProShares
Citigroup Global Markets	6.12%
Davenport & Company LLC	8.57%
National Financial Services LLC	10.01%
TD Ameritrade Clearing, Inc.	37.66%*
Ultra Utilities ProShares
Citigroup Global Markets	6.50%
TD Ameritrade Clearing, Inc.	8.83%
National Financial Services LLC	13.71%
Goldman Sachs Execution & Clearing, Inc.	43.84%*
UltraShort 2000 Growth ProShares
TD Ameritrade Clearing, Inc.	5.68%
UBS Financial Services Inc.	5.69%
Goldman Sachs Execution & Clearing, Inc.	7.43%
Charles Schwab & Co., Inc.	9.05%
Citigroup Global Markets	10.58%
Merrill Lynch	10.64%
National Financial Services LLC	22.81%
UltraShort 2000 Value ProShares
Bear Stearns Securities Corp.	5.03%
Charles Schwab & Co., Inc.	6.51%

Fund Name	Percentage of Ownership
TD Ameritrade Clearing, Inc.	8.36%
Citigroup Global Markets	10.35%
UBS Financial Services Inc.	22.86%
National Financial Services LLC	25.33%*
UltraShort Basic Materials ProShares
A.G. Edwards & Sons, Inc.	6.05%
National Financial Services LLC	8.25%
Merrill Lynch	47.60%*
UltraShort Consumer Goods ProShares
Charles Schwab & Co., Inc.	11.04%
National Financial Services LLC	13.15%
Goldman Sachs Execution & Clearing, Inc.	21.87%
UltraShort Consumer Services ProShares
TD Ameritrade Clearing, Inc.	5.78%
E*TRADE Securities LLC	6.23%
Pershing LLC	6.99%
Merrill Lynch	8.37%
Charles Schwab & Co., Inc.	12.68%
LPL Financial Services	13.83%
National Financial Services LLC	17.04%
UltraShort Dow30 ProShares
Merrill Lynch	6.35%
Charles Schwab & Co., Inc.	6.40%
National Financial Services LLC	8.84%
Goldman, Sachs & Co.	10.15%
JPMorgan	16.11%
UltraShort Financials ProShares
Pershing LLC	5.27%
Charles Schwab & Co., Inc.	6.11%
National Financial Services LLC	8.07%
Lehman Brothers Prime Brokerage	35.27%*
UltraShort Health Care ProShares
Goldman, Sachs & Co.	11.21%
Bear Stearns Securities Corp.	15.06%
Goldman Sachs Execution & Clearing, Inc.	68.67%*
UltraShort Industrials ProShares
Scottrade Inc.	5.32%
National Financial Services LLC	6.66%
Raymond James & Associates, Inc.	8.23%
Charles Schwab & Co., Inc.	9.23%

Fund Name	Percentage of Ownership
Merrill Lynch	14.53%
Bear Stearns Securities Corp.	16.89%
Citigroup Global Markets	24.47%
UltraShort MidCap400 ProShares
Morgan Stanley	5.13%
Pershing LLC	6.16%
Goldman, Sachs & Co.	6.34%
Citigroup Global Markets	7.14%
Merrill Lynch	8.51%
Charles Schwab & Co., Inc.	11.46%
National Financial Services LLC	14.54%
UltraShort Oil & Gas ProShares
Brown Brothers Harriman & Co.	5.17%
TD Ameritrade Clearing, Inc.	5.73%
UBS Financial Services Inc.	5.74%
A.G. Edwards & Sons, Inc.	8.08%
Charles Schwab & Co., Inc.	8.52%
Morgan Stanley & Co. Incorporated	8.65%
National Financial Services LLC	14.30%
UltraShort QQQ ProShares
JPMorgan	6.03%
Merrill Lynch	6.17%
TD Ameritrade Clearing, Inc.	7.02%
Charles Schwab & Co., Inc.	10.03%
National Financial Services LLC	12.08%
UltraShort Real Estate ProShares
E*TRADE Securities LLC	5.20%
Pershing LLC	5.21%
Merrill Lynch	8.27%
TD Ameritrade Clearing, Inc.	8.27%
Charles Schwab & Co., Inc.	11.63%
National Financial Services LLC	14.02%
Morgan Stanley & CO. Incorporated	19.59%
UltraShort Russell 1000 Growth ProShares
Bear Stearns Securities Corp.	12.99%
UBS Financial Services Inc.	30.16%*
Citigroup Global Markets	34.73%*
UltraShort Russell 1000 Value ProShares
Merrill Lynch	5.32%
Citigroup Global Markets	9.00%
National Financial Services LLC	10.26%

Fund Name	Percentage of Ownership
Charles Schwab & Co., Inc.	11.38%
Bear Stearns Securities Corp.	42.22%*
UltraShort Russell 2000 ProShares
TD Ameritrade Clearing, Inc.	5.23%
UBS Securities LLC	6.20%
Morgan Stanley & CO. Incorporated	7.56%
Charles Schwab & Co., Inc.	8.09%
JPMorgan	8.17%
Bear Stearns Securities Corp.	8.83%
National Financial Services LLC	13.25%
UltraShort Russell MidCap Growth ProShares
Citigroup Global Markets	5.71%
E*TRADE Securities LLC	5.91%
Charles Schwab & Co., Inc.	7.27%
National Financial Services LLC	14.09%
Scottrade Inc.	14.36%
Bear Stearns Securities Corp.	31.44%*
UltraShort Russell MidCap Value ProShares
Bear Stearns Securities Corp.	14.20%
Citigroup Global Markets	17.05%
National Financial Services LLC	23.17%
Raymond James & Associates, Inc.	31.44%*
UltraShort S&P 500 ProShares
JPMorgan Chase	5.22%
Goldman Sachs International Limited	5.32%
Mellon Private Wealth	7.64%
National City Bank	9.41%
Canaccord Capital Corporation	12.97%
UltraShort Semiconductors ProShares
Pershing LLC	5.26%
TD Ameritrade Clearing, Inc.	8.90%
National Financial Services LLC	14.72%
Goldman Sachs Execution & Clearing, Inc.	35.12%*
UltraShort SmallCap600 ProShares
Charles Schwab & Co., Inc.	6.16%
TD Ameritrade Clearing, Inc.	7.98%
Goldman Sachs Execution & Clearing, Inc.	10.92%
National Financial Services LLC	12.97%
Citigroup Global Markets	15.98%

Fund Name	Percentage of Ownership
UltraShort Technology ProShares
Scottrade Inc.	5.66%
National Financial Services LLC	12.18%
Bear Stearns Securities Corp.	19.60%
Merrill Lynch	31.92%*
UltraShort Utilities ProShares
Charles Schwab & Co., Inc.	5.25%
National Financial Services LLC	5.45%
Merrill Lynch	6.44%
Citigroup Global Markets	6.78%
Pershing LLC	13.99%
Goldman Sachs Execution & Clearing, Inc.	38.49%*
Short QQQ ProShares
TD Ameritrade Clearing, Inc.	9.42%
Merrill Lynch	11.64%
National Financial Services LLC	12.64%
Citigroup Global Markets	14.76%
Charles Schwab & Co., Inc.	16.15%

*	A shareholder who beneficially owns, directly or indirectly, more than 25% of the voting securities of a Fund may be deemed a “control person” (as defined in the 1940 Act) and may be able to determine the outcome of any matter submitted for shareholder consideration with respect to that Fund.

INVESTMENT ADVISOR

Portfolio Management

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the Fund Complex as of May 31, 2007.

Name of Portfolio Manager	Dollar Range of Funds Currently Owned
George Foster	None
Howard Rubin[1]	None
Michael Neches	None
Robert Parker	$1- $10,000
Steven Schoffstall	None

[1]	Information as of December 13, 2007.

Portfolio Managers’ Compensation

ProShare Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the overall firm’s performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts. Listed below for each portfolio manager are the number and type of accounts managed or overseen by such portfolio manager as of May 31, 2007.

Name of Portfolio Manager	Number of All Registered Investment Companies Managed/Total Assets	Number of All Other Pooled Investment Vehicles Managed/Total Assets	Number of All Other Accounts Managed/ Total Assets
George Foster	104 $7,885,498,340	None	14 $102,348,000
Howard Rubin[1]	58 $9,600,000,000	None	None
Michael Neches	22 $371,672,588	None	None
Robert Parker	12 $5,231,502,715	None	2 $232,210,374
Steven Schoffstall	18 $411,544,644	None	None

[1]	Information as of December 13, 2007.

In the course of providing advisory services, the Advisor may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. The Advisor also may recommend the purchase or sale of securities that may also be recommended by ProFund Advisors LLC, an affiliate of the Advisor.

The Advisor, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the Advisor’s clients, such as the Funds. Thus the Advisor may recommend to clients the purchase or sale of securities in which it, or its officers, employee, or related persons have a financial interest. The Advisor may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.

In addition, the Advisor, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the Advisor may buy or sell securities or other instruments that the Advisor has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the Advisor’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Advisor has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Any Access Person of the Advisor may make security purchases subject to the terms of the ProShare Advisors Code of Ethics which is consistent with the requirements of Rule 17j-1 under the 1940 Act.

The Advisor and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Under applicable law, the Advisor and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the Advisor. Accordingly, should the Advisor or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the Advisor and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law.

Investment Advisory Agreement

Under an investment advisory agreement between ProShare Advisors and the Trust, on behalf of each Fund, dated December 14, 2005, as amended (“Agreement” or “Advisory Agreement”), each Fund pays ProShare Advisors a fee at an annualized rate, based on its average daily net assets, of 0.75%. ProShare Advisors manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the officers of the Funds. The address of ProShare Advisors is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. ProShare Advisors bears all costs associated with providing these advisory services. ProShare Advisors has contractually agreed to waive investment advisory and management services fees and to reimburse other expenses to the extent total annual operating expenses, as a percentage of average daily net assets, exceed 0.95% through such date as described in the Prospectus for each Fund. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProShare Advisors within five years of waiver or reimbursement to the extent that recoupment will not cause a Fund’s expenses to exceed any expense limitation in place at that time. ProShare Advisors, from its own resources, including profits from advisory fees received from the Funds, also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of the Funds’ Shares. A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the Trust will be (or is) available in the Trust’s annual and/or semi-annual reports to shareholders. The Investment Advisory fees paid as well as any amounts reimbursed pursuant to the Expense Limitation Agreement for the fiscal year ended May 31, 2007 for each Fund that was operational as of that date are set forth below.

Fund	Investment Advisory Fees	Advisory Reimbursement
Ultra S&P 500 ProShares	$935,154	$200,112
Ultra QQQ ProShares	$1,380,371	$228,566
Ultra Dow 30 ProShares	$450,653	$158,554
Ultra MidCap 400 ProShares	$415,238	$217,801
Short S&P 500 ProShares	$801,694	$134,481
Short QQQ ProShares	$662,637	$164,375
Short Dow 30 ProShares	$454,866	$154,968
Short MidCap 400 ProShares	$725,326	$116,362
UltraShort S&P 500 ProShares	$2,504,609	$48,162
UltraShort QQQ ProShares	$5,510,739	$222,692
UltraShort Dow 30 ProShares	$1,125,610	$145,884
UltraShort MidCap 400 ProShares	$741,072	$96,058
Ultra Russell 2000 ProShares	$78,267	$161,781
UltraShort Russell 2000 ProShares	$241,257	$41,939

Fund	Investment Advisory Fees	Advisory Reimbursement
Short Russell 2000 ProShares	$32,005	$32,031
Ultra SmallCap 600 ProShares	$39,015	$79,440
UltraShort SmallCap 600 ProShares	$43,817	$37,182
Short SmallCap 600 ProShares	$26,802	$33,570
Ultra Basic Materials ProShares	$29,502	$39,506
Ultra Consumer Goods ProShares	$26,781	$38,119
Ultra Consumer Services ProShares	$24,573	$47,434
Ultra Financials ProShares	$30,346	$53,756
Ultra Healthcare ProShares	$26,868	$37,543
Ultra Industrials ProShares	$26,413	$41,329
Ultra Oil & Gas ProShares	$50,570	$45,444
Ultra Technology ProShares	$24,559	$42,523
Ultra Utilities ProShares	$31,025	$38,375
Ultra Real Estate ProShares	$38,428	$47,203
Ultra Semiconductors ProShares	$27,429	$36,242
UltraShort Basic Materials ProShares	$23,062	$32,123
UltraShort Consumer Goods ProShares	$25,628	$32,621
UltraShort Consumer Services ProShares	$24,504	$32,412
UltraShort Financials ProShares	$105,680	$49,290
UltraShort Healthcare ProShares	$25,640	$32,629
UltraShort Industrials ProShares	$23,046	$32,149
UltraShort Oil & Gas ProShares	$46,586	$39,849
UltraShort Technology ProShares	$24,486	$32,468
UltraShort Utilities ProShares	$22,941	$32,116
UltraShort Real Estate ProShares	$131,896	$51,411
UltraShort Semiconductors ProShares	$24,792	$32,536
Ultra Russell 1000 Growth ProShares	$21,276	$38,222
Ultra Russell 1000 Value ProShares	$21,438	$37,482
Ultra Russell Midcap Growth ProShares	$21,302	$36,463
Ultra Russell Midcap Value ProShares	$21,358	$35,888
Ultra Russell 2000 Growth ProShares	$20,842	$45,999
Ultra Russell 2000 Value ProShares	$20,592	$46,441
UltraShort Russell 1000 Growth ProShares	$14,458	$27,174
UltraShort Russell 1000 Value ProShares	$14,365	$27,166
UltraShort Russell Midcap Growth ProShares	$20,362	$28,193
UltraShort Russell Midcap Value ProShares	$14,397	$27,187
UltraShort Russell 2000 Growth ProShares	$26,286	$28,943
UltraShort Russell 2000 Value ProShares	$17,782	$27,854

Michael Sapir owns a controlling interest in the Advisor and serves as Chairman and Chief Executive Officer of the Advisor and Chairman of the Trust. Louis Mayberg owns a controlling interest in the Advisor and serves as President of the Advisor. No other person owns more than 25% of the ownership interests in the Advisor.

The Advisor may pay, out of its own assets and at no cost to the Funds, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of the Funds’ Shares.

Codes of Ethics

The Trust, ProShare Advisors, and the Distributor each have adopted a consolidated code of ethics (the “COE”), as required by applicable law, which is designed to prevent affiliated persons of the Trust, ProShare Advisors, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the COE will be effective in preventing such activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by a Fund. The COE is on file with the SEC and is available to the public.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings, which is reviewed on an annual basis. The Board of Trustees must approve all material amendments to this policy. A complete schedule of each Fund’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of such fiscal quarter. In addition, each Fund’s portfolio holdings will be publicly disseminated each day the Funds are open for business via the Funds’ website at www.proshares.com.

The portfolio composition file (“PCF”) and the IIV file, which contain equivalent portfolio holdings information, will be made available as frequently as daily to the Funds’ service providers to facilitate the provision of services to the Funds and to certain other entities (“Entities”) in connection with the dissemination of information necessary for transactions in large blocks of Shares (called “Creation Units”), as contemplated by exemptive orders issued by the SEC and other legal and business requirements pursuant to which the Funds create and redeem Shares. Entities are generally limited to National Securities Clearing Corporation (“NSCC”) members and subscribers to various fee-based services, including large institutional investors (“Authorized Participants”) that have been authorized by the Distributor to purchase and redeem Creation Units and other institutional market participants that provide information services. Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or through other fee-based services to NSCC members and/or subscribers to the fee-based services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading Shares of Funds in the secondary market.

Daily access to the PCF and IIV file is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management, including Authorized Participants, and (ii) to other personnel of the Advisor and the Funds’ distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.

Portfolio holdings information may not be provided prior to its public availability (“Non-Standard Disclosure”) in other circumstances except where appropriate confidentiality arrangements limiting the use of such information are in effect. Non-Standard Disclosure may be authorized by the Trust’s Chief Compliance Officer or, in his absence, any other authorized officer of the Trust if he determines that such disclosure is in the best interests of the Fund’s shareholders, no conflict exists between the interests of the Fund’s shareholders and those of the Advisor or Distributor and such disclosure serves a legitimate business purpose. The length of lag, if any, between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure.

The Board of Trustees has adopted a Portfolio Holdings Disclosure Policy and will review the Policy annually.

OTHER SERVICE PROVIDERS

Administrator, Index Receipt Agent, and Fund Accounting Agent

J.P. Morgan Investor Services Co., 73 Tremont Street, Boston, MA 02108, acts as Administrator to the Funds pursuant to an administration agreement dated December 15, 2005. The Administrator provides the Funds with all required general administrative services, including, without limitation, office space, equipment and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements and all other materials required to be filed or furnished by the Funds under federal and state securities laws. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Funds; each Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Funds under the service agreement. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. For these services, each Fund that was operational for the period indicated paid the Administrator the amounts set forth below.

Fund	Fiscal Year Ended May 31, 2007
Ultra S&P500 ProShares	$86,313.62
Ultra MidCap400 ProShares	$71,261.17
Ultra Dow30 ProShares	$71,086.12
Ultra QQQ ProShares	$92,832.81
Short S&P500 ProShares	$73,803.30
Short MidCap400 ProShares	$68,043.02
Short Dow30 ProShares	$61,573.48
Short QQQ ProShares	$69,101.06
UltraShort S&P500 ProShares	$97,222.29
UltraShort MidCap400 ProShares	$65,482.73
UltraShort Dow30 ProShares	$73,782.04
UltraShort QQQ ProShares	$116,837.95
Ultra Russell 2000 ProShares	$20,871.55
Ultra SmallCap600 ProShares	$10,404.17
Ultra Russell 1000 Value ProShares	$5,716.73
Ultra Russell 1000 Growth ProShares	$5,673.58
Ultra Russell MidCap Value ProShares	$5,695.51
Ultra Russell MidCap Growth ProShares	$5,680.60
Ultra Russell 2000 Value ProShares	$5,491.14
Ultra Russell 2000 Growth ProShares	$5,557.88
Ultra Basic Materials ProShares	$7,867.23
Ultra Consumer Goods ProShares	$7,141.73
Ultra Consumer Services ProShares	$6,552.97
Ultra Financials ProShares	$8,092.32
Ultra Health Care ProShares	$7,164.87
Ultra Industrials ProShares	$7,043.52
Ultra Oil & Gas ProShares	$13,485.50
Ultra Real Estate ProShares	$10,247.62
Ultra Semiconductors ProShares	$7,314.36
Ultra Technology ProShares	$6,549.01
Ultra Utilities ProShares	$8,273.32
Short Russell 2000 ProShares	$6,827.78
Short SmallCap600 ProShares	$5,717.85
UltraShort Russell 2000 ProShares	$28,704.18
UltraShort SmallCap600 ProShares	$9,347.74
UltraShort Russell 1000 Value ProShares	$3,064.64
UltraShort Russell 1000 Growth ProShares	$3,084.46
UltraShort Russell MidCap Value ProShares	$3,071.31
UltraShort Russell MidCap Growth ProShares	$4,343.87
UltraShort Russell 2000 Value ProShares	$3,793.61
UltraShort Russell 2000 Growth ProShares	$5,607.75
UltraShort Basic Materials ProShares	$4,919.94
UltraShort Consumer Goods ProShares	$5,467.36
UltraShort Consumer Services ProShares	$5,227.62
UltraShort Financials ProShares	$20,834.75
UltraShort Health Care ProShares	$5,469.95
UltraShort Industrials ProShares	$4,916.54
UltraShort Oil & Gas ProShares	$9,938.53
UltraShort Real Estate ProShares	$22,797.75
UltraShort Semiconductors ProShares	$5,289.09
UltraShort Technology ProShares	$5,223.79
UltraShort Utilities ProShares	$4,894.02

ProShare Advisors, pursuant to a separate Management Services Agreement, performs certain administrative services on behalf of the Funds, such as negotiating, coordinating and implementing the Trust’s contractual obligations with such Service Providers; monitoring, overseeing and reviewing the performance of such Service Providers to ensure adherence to applicable contractual obligations and preparing or coordinating reports and presentations to the Board of Trustees with respect to such Service Providers as requested or as deemed necessary. For these services, the Trust pays to ProShare Advisors a fee at the annual rate of 0.10% of average daily net assets for all of the Funds. For the most recent fiscal year, each Fund that was operational for the period indicated paid ProShare Advisors the amount set forth below pursuant to the Management Services Agreement.

Fund	Fiscal Year Ended May 31, 2007
Ultra S&P500 ProShares	$124,686.35
Ultra MidCap400 ProShares	$55,364.73
Ultra Dow30 ProShares	$60,086.60
Ultra QQQ ProShares	$184,049.14
Short S&P500 ProShares	$106,891.89
Short MidCap400 ProShares	$96,709.39
Short Dow30 ProShares	$60,648.50
Short QQQ ProShares	$88,351.00
UltraShort S&P500 ProShares	$333,995.86
UltraShort MidCap400 ProShares	$98,808.77
UltraShort Dow30 ProShares	$150,080.28
UltraShort QQQ ProShares	$734,759.79
Ultra Russell 2000 ProShares	$10,435.59
Ultra SmallCap600 ProShares	$5,202.01
Ultra Russell 1000 Value ProShares	$2,858.34
Ultra Russell 1000 Growth ProShares	$2,836.71
Ultra Russell MidCap Value ProShares	$2,847.66
Ultra Russell MidCap Growth ProShares	$2,840.22
Ultra Russell 2000 Value ProShares	$2,745.51
Ultra Russell 2000 Growth ProShares	$2,778.81
Ultra Basic Materials ProShares	$3,933.58
Ultra Consumer Goods ProShares	$3,570.88
Ultra Consumer Services ProShares	$3,276.46
Ultra Financials ProShares	$4,046.11
Ultra Health Care ProShares	$3,582.43
Ultra Industrials ProShares	$3,521.69
Ultra Oil & Gas ProShares	$6,742.60
Ultra Real Estate ProShares	$5,123.74
Ultra Semiconductors ProShares	$3,657.16
Ultra Technology ProShares	$3,274.47
Ultra Utilities ProShares	$4,136.66
Short Russell 2000 ProShares	$4,267.33
Short SmallCap600 ProShares	$3,573.62
UltraShort Russell 2000 ProShares	$32,167.33
UltraShort SmallCap600 ProShares	$5,842.18
UltraShort Russell 1000 Value ProShares	$1,915.38
UltraShort Russell 1000 Growth ProShares	$1,927.70
UltraShort Russell MidCap Value ProShares	$1,919.60
UltraShort Russell MidCap Growth ProShares	$2,714.87
UltraShort Russell 2000 Value ProShares	$2,371.00
UltraShort Russell 2000 Growth ProShares	$3,504.78
UltraShort Basic Materials ProShares	$3,074.92
UltraShort Consumer Goods ProShares	$3,417.06
UltraShort Consumer Services ProShares	$3,267.22
UltraShort Financials ProShares	$14,090.62
UltraShort Health Care ProShares	$3,418.63
UltraShort Industrials ProShares	$3,072.75
UltraShort Oil & Gas ProShares	$6,211.50
UltraShort Real Estate ProShares	17,585.96
UltraShort Semiconductors ProShares	$3,305.65
UltraShort Technology ProShares	$3,264.79
UltraShort Utilities ProShares	$3,058.74

Custodian

JPMorgan Chase Bank, N.A. acts as custodian to the Funds. JPMorgan Chase Bank is located at 4 MetroTech Center, Brooklyn, NY 11245.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PWC”) serves as independent registered public accounting firm to the Funds. PWC provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings. PWC’s address is 100 East Broad Street, Suite 2100, Columbus, OH 43215. For the fiscal year ended May 31, 2007, the Funds were audited by another independent registered public accounting firm.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, MA 02110, serves as counsel to the Funds.

Distributor

SEI Investments Distribution Co. serves as the distributor and principal underwriter in all fifty states and the District of Columbia. Its address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has no role in determining the investment policies of the Trust or any of the Funds, or which securities are to be purchased or sold by the Trust or any of the Funds. For the fiscal year ended May 31, 2007, ProShare Advisors paid $192,117 to the Distributor as compensation for services.

Principal Financial Officer/Treasurer Services Agreement

The Trust has entered into an agreement with Foreside Compliance Services, LLC (“Foreside”), pursuant to which Foreside provides the Trust with the services of Simon D. Collier to serve as the Trust’s principal financial officer and Treasurer. The Trust pays Foreside an annual flat fee of $100,000 per year and an additional annual flat fee of $3,500 per Fund, and will reimburse Foreside for certain out-of-pocket expenses incurred by Foreside in providing services to the Trust. Foreside is located at Two Portland Square, Portland, ME 04101. For the fiscal year ended May 31, 2007, the Trust paid $164,459.14 to Foreside for services pursuant to its agreement.

Distribution and Service Plan

Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Purchase and Issuance of Shares in Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Trust. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

The Board of Trustees has approved a Distribution and Service Plan under which each Fund may pay financial intermediaries such as broker-dealers and investment advisors (“Authorized Firms”) up to 0.25%, on an annualized basis, of average daily net assets of the Fund as reimbursement or compensation for distribution-related activities with respect to the Shares of Fund and shareholder services. Under the Distribution and Service Plan, the Trust or the Distributor may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Shares on behalf of their clients. There are currently no plans to impose distribution fees.

The Distribution and Service Plan and Distribution and Service Agreements will remain in effect for a period of one year and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. All material amendments of the Distribution and Service Plan must also be approved by the Trustees in the manner described above. The Distribution and Service Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Service Shares of the affected Fund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Shares of the affected Fund on not more than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Distribution and Service Plan will benefit the Funds and holders of Shares of the Funds. In the Trustees’ quarterly review of the Distribution and Service Plan and Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Distribution and Service Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of investors. These activities and services are intended to make the Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses.

COSTS AND EXPENSES

Each Fund bears all expenses of its operations other than those assumed by ProShare Advisors or the Administrator. Fund expenses include: the investment advisory fee; management services fee; administrative and transfer agency and shareholder servicing fees; custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, product descriptions, confirmations, proxy statements and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; licensing fees; listing fees; all Federal, state and local taxes (including, without limitation, stamp, excise, income and franchise taxes); organizational costs; and Independent Trustees’ fees and expenses.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on May 29, 2002, and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board of Trustees may designate additional series of beneficial interest and classify Shares of a particular series into one or more classes of that series.

All Shares of the Trust are freely transferable. The Trust Shares do not have preemptive rights or cumulative voting rights, and none of the Shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Trust Shares have equal voting rights, except that, in a matter affecting a particular series or class of Shares, only Shares of that series or class may be entitled to vote on the matter. Trust shareholders are entitled to require the Trust to redeem Creation Units of their Shares. The Declaration of Trust confers upon the Board of Trustees the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares of the Trust to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the applicable Fund.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of Funds’ shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any Funds shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which loss of account of shareholder liability is limited to circumstances in which the Funds would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Book Entry Only System

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. The Shares of each Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.

DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the AMEX and the Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the AMEX. In addition, certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.

PROXY VOTING POLICY AND PROCEDURES

Background

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the Funds, pursuant to which the Board of Trustees has delegated responsibility for voting such proxies to the Advisor subject to the Board of Trustees’ continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments, and chaired by the Advisor’s Chief Compliance Officer. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained ISS Governance Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is a unit of RiskMetrics Group, an independent company that specializes in, among other things, providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors – considering factors such as director qualifications, term of office and age limits.

•	Proxy Contests – considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors – considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses – considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses – considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues – considering factors such as confidential voting and equal access.

•	Capital Structure – considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation – considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation – considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring – considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting – considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues – considering factors such as social and environmental issues as well as labor issues.

A full description of each guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between Fund shareholders and the Advisor, the underwriter or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board of Trustees the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the Funds voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 will be available (1) without charge, upon request, by calling the Advisor at 1-866-PRO-5125, (2) on the Trust’s web site, and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

The Trust issues and redeems Shares of each Fund only in aggregations of Creation Units. The number of Shares of a Fund that constitute a Creation Unit for each Fund and the value of such Creation Unit as of each Fund’s inception were 75,000 and $5,250,000, respectively.

See “Purchase and Issuance of Shares in Creation Units” and “Redemption of Shares in Creation Units” below. The Board of Trustees reserves the right to declare a split or a consolidation in the number of Shares outstanding of any Fund of the Trust, and may make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board of Trustees.

Purchase and Issuance of Creation Units

The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

A “Business Day” with respect to each Fund is any day on which the New York Stock Exchange is open for business.

Creation Units of Shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (“Authorized Participant”). Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount and the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an

Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants.

Portfolio Deposit (Ultra ProShares only)

The consideration for purchase of a Creation Unit of Shares of an Ultra ProShares generally consists of the in-kind deposit of a designated portfolio of equity securities (“Deposit Securities”) constituting a representation of the Underlying Index for the Ultra ProShares, the Balancing Amount and the appropriate transaction fee (collectively, the “Portfolio Deposit”). The Balancing Amount will be the amount equal to the differential, if any, between the total aggregate market value of the Deposit Securities and the NAV of the Creation Units being purchased and will be paid to, or received from, the Trust after the NAV has been calculated.

The Index Receipt Agent makes available through the National Securities Clearing Corporation (“NSCC”) on each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Ultra ProShares. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of a given Ultra ProShares until such time as the next-announced Portfolio Deposit composition is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by ProShare Advisors with a view to the investment objective of the Ultra ProShares. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Balancing Amount to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to ProShare Advisors on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by the relevant Ultra ProShares, or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Balancing Amount effective through and including the previous Business Day, per outstanding Share of each Ultra ProShares, will be made available.

Shares may be issued in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a greater value than the NAV of the Shares on the date the order is placed in proper form since, in addition to the available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Balancing Amount, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. The Participation Agreement will permit the Trust to buy the missing Deposit Securities any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian Bank or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Shares so purchased will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Cash Purchase Amount (Short ProShares only)

Creation Units of the Short ProShares will be sold only for cash (“Cash Purchase Amount”). Creation Units are sold at their net asset value plus a transaction fee, as described below, except that, for the Short International ProShares, purchase orders transmitted by mail must be received by the Distributor by the close of ETF trading on the NYSE Arca (ordinarily 4:15 pm. Eastern time).

Purchases through the Clearing Process (Ultra ProShares only)

An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the “Clearing Process,” or (ii) outside the Clearing Process. To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Balancing Amount to the Trust, together with the Transaction Fee and such additional information as may be required by the Distributor. A purchase order must be received by the Distributor at 4:00 p.m. Eastern time if transmitted by mail or by 3:00 p.m. Eastern time if transmitted by telephone, facsimile or other electronic means permitted under the Participant Agreement in order to receive that day’s Closing NAV per Share.

Purchases Outside the Clearing Process

An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC. All purchases of the Short ProShares will be settled outside the Clearing Process. Purchases (and redemptions) of Creation Units of the Ultra ProShares settled outside the Clearing Process will be subject to a higher Transaction Fee than those settled through the Clearing Process. Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Balancing Amount (for the Ultra ProShares), or of the Cash Purchase Amount (for the Short ProShares) together with the applicable Transaction Fee.

Rejection of Purchase Orders

The Trust reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of any Fund if (a) the purchaser or group of purchasers, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (b) for the Ultra ProShares only, the Deposit Securities delivered are not as specified by ProShare Advisors and ProShare Advisors has not consented to acceptance of an in-kind deposit that varies from the designated Deposit Securities; (c) acceptance of the purchase transaction order would have certain adverse tax consequences to the Fund; (d) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (e) the acceptance of the purchase transaction order would otherwise, in the discretion of the Trust or ProShare Advisors, have an adverse effect on the Trust or the rights of beneficial owners; (f) the value of a Cash Purchase Amount, or the value of the Balancing Amount to accompany an in-kind deposit, exceed a purchase authorization limit extended to an Authorized Participant by the custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the custodian prior to 3:00 p.m. on the Transmittal Date; or (g) in the event that circumstances outside the control of the Trust, the Distributor and ProShare Advisors make it impractical to process purchase orders. The Trust shall notify a prospective purchaser of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

Fund Securities (Ultra ProShares only)

With respect to each Ultra ProShares, ProShare Advisors makes available through the NSCC immediately prior to the opening of business on the Exchange on each day that the Exchange is open for business the Portfolio Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). These securities may, at times, not be identical to Deposit Securities which are applicable to a purchase of Creation Units.

The redemption proceeds for a Creation Unit generally consist of Fund Securities, as announced by ProShare Advisors through the NSCC on any Business Day, plus the Balancing Amount. The redemption transaction fee described below is deducted from such redemption proceeds.

Cash Redemption Amount (Short ProShares only)

The redemption proceeds for a Creation Unit of a Short ProShares will consist solely of cash in an amount equal to the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, less the redemption transaction fee described below (“Cash Redemption Amount”).

Placement of Redemption Orders Using Clearing Process

Orders to redeem Creation Units of Funds through the Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order (other than for Short International ProShares) must be received by the Distributor prior to 4:00 p.m. Eastern time if transmitted by mail or by 3:00 p.m. Eastern time if transmitted by telephone, facsimile or other electronic means permitted under the Participant Agreement in order to receive that day’s closing NAV per Share. A redemption order for Short International ProShares must be received by the Distributor prior to the close of ETF trading on NYSE Arca (ordinarily 4:15 p.m. Eastern time) if transmitted by mail or by 3:00 p.m. Eastern time if transmitted by telephone, facsimile or other electronic means permitted under the Participant Agreement in order to receive that day’s closing NAV per Share. All other procedures set forth in the Participant Agreement must be followed in order for you to receive the NAV determined on that day.

The requisite Fund Securities and the Balancing Amount (for the Ultra ProShares) or the Cash Redemption Amount (for the Short ProShares) will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process

Orders to redeem Creation Units of Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. A redemption order (other than for Short International ProShares) must be received by the Distributor prior to 4:00 p.m. Eastern time if transmitted by mail or by 3:00 p.m. Eastern time if transmitted by telephone, facsimile or other electronic means permitted under the Participant Agreement in order to receive that day’s closing NAV per Share. A redemption order for Short International ProShares must be received by the Distributor prior to the close of ETF trading on NYSE Arca (ordinarily 4:15 p.m. Eastern time) if transmitted by mail or by 3:00 p.m. Eastern time if transmitted by telephone, facsimile or other electronic means permitted under the Participant Agreement in order to receive that day’s closing NAV per Share. All other procedures set forth in the Participant Agreement must be followed in order for you to receive the NAV determined on that day. The order must be accompanied or preceded by the requisite number of Shares of Funds specified in such order, which delivery must be made through DTC to the Custodian by the third Business Day following such Transmittal Date (“DTC Cut-Off Time”). All other procedures set forth in the Participant Agreement must be properly followed.

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities (for the Ultra ProShares only) which are expected to be delivered within three Business Days and the Cash Redemption Amount (for all Funds) by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

In certain instances, Authorized Participants may create and redeem Creation Unit aggregations of the same Fund on the same trade date. In this instance, the Trust reserves the right to settle these transactions on a net basis.

Redemptions in Cash

For Ultra ProShares, if it is not possible to effect deliveries of the Fund Securities, the Fund may in its discretion exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Ultra ProShares may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its Shares based on the net asset value of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in net asset value.

For Short ProShares, all redemptions will be in cash.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Transaction Fees

Transaction fees are imposed as set forth in the table in the prospectus. Transaction fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of Creation Units of Shares. There is a fixed and a variable component to the total Transaction Fee. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable Transaction Fee equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction.

Purchasers of Creation Units of Ultra ProShares for cash are required to pay an additional charge to compensate the relevant Fund for brokerage and market impact expenses relating to investing in portfolios securities. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed an additional charge for cash purchases.

Purchasers of Shares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. Investors will also bear the costs of transferring securities from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

Determination of Net Asset Value

Net asset value per Share for each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Fund other than the Short International ProShares is determined as of the close of the regular trading session of the New York Stock Exchange (the “NYSE”) (ordinarily 4:00 p.m. Eastern time) on each day that the NYSE is open. The net asset value of each Short International ProShares is determined as of the close of ETF trading on the NYSE Arca (ordinarily 4:15 p.m. Eastern time).

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the 1933 Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker- dealer firms should also note that dealers who are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust has been granted an exemption by the SEC from this prospectus delivery obligation in ordinary secondary market transactions involving Shares under certain circumstances, on the condition that purchasers of

Shares are provided with a product description of the Shares. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the 1933 Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under 1933 Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied by the fact that the Fund’s prospectus is available at the national securities exchange on which the Shares of such Fund trade upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to “upstairs” transactions.

TAXATION

Overview

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of a Fund’s Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, life insurance companies, banks, other financial institutions and IRAs and other retirement plans). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of a Fund’s Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to qualify and elect to be treated each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, each Fund generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” as described below (the income described in this clause (a), “Qualifying Income”);

(b) diversify its holdings so that, at the end of each quarter of a Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund’s total assets and to an amount not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in (x) the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the Qualifying Income described in clause (i) of paragraph (a) above) will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of meeting the diversification requirement described in paragraph (b) above in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an “issuer,” and the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If, in any taxable year, a Fund were to fail to qualify for taxation as a RIC under the Code, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gain (if any), would be taxable to shareholders as dividend income. Distributions from the Fund would not be deductible by the Fund in computing its taxable income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

Amounts not distributed on a timely basis in accordance with a prescribed formula are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains that were not distributed in previous years. For this purpose, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that the Funds will be able to do so.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month, and is paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which distributions are declared, rather than the calendar year in which the distributions are received.

Options, Futures, Forward Contracts and Swaps

Regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a Fund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however foreign currency gains or losses arising from certain section 1256 contracts may be ordinary in character (see “Foreign Currency Transactions” below). Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

The tax treatment of a payment made or received on a swap to which a Fund is a party, and in particular whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures, and forward contracts and swaps undertaken by a Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

More generally, investments by a Fund in options, futures, forward contracts, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund and defer or possibly prevent the recognition or use of certain losses by a Fund. The rules could, in turn, affect the amount, timing or character of the income distributed to shareholders by a Fund. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Constructive Sales

Under certain circumstances, each Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, each Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon each Fund’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on each Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked to market.”

Original Issue Discount; Market Discount

Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. If a Fund purchases a debt security on a secondary market at a price lower than its stated redemption price, the excess of the stated redemption price over the purchase price is “market discount”. Generally, any gain realized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments.

Foreign Investments and Taxes

Investment income and gains received by a Fund from foreign investments may be subject to foreign withholding and other taxes, which could decrease the Fund’s return on those investments. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. In certain circumstances, a Fund may elect to treat foreign currency gain or loss attributable to a forward contract, a futures contract or an option as capital gain or loss. Furthermore, foreign currency gain or loss arising from certain types of section 1256 contracts is treated as capital gain or loss absent an election to treat foreign currency gain or loss from such contracts as ordinary in character.

To the extent that a Fund’s foreign currency gains and losses are treated as ordinary income or loss, they will increase or decrease the amount of a Fund’s investment company taxable income available (and required) to be distributed to its shareholders. If such foreign currency losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders rather than as ordinary dividends, thereby reducing each shareholder’s basis in his or her Fund Shares.

Passive Foreign Investment Companies

The Funds may invest in shares of foreign corporations that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains. If a Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. Each Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated, and an interest factor will be added to the tax allocated to prior taxable years, as if the tax had been payable in such prior taxable years.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Another election would involve marking to market a Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC Shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Mortgage Pooling Vehicles

The Funds may invest directly or indirectly in residual interests in real estate mortgage conduits (“REMICs”) or taxable mortgage pools (“TMPs”). Under a notice recently issued by the IRS and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, the Funds may not be a suitable investment for charitable remainder trusts (see “UBTI” below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Unrelated Business Taxable Income

Under current law, income of a RIC that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if Shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (as described above). Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to such shareholder at the highest federal corporate income tax rate. The extent to which the IRS guidance remains applicable to CRTs in light of the December 2006 CRT legislation is unclear. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in a Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Distributions

For federal income tax purposes, distributions of investment company taxable income are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or Shares. . Distributions of net capital gains – that is, the excess of net long-term capital gains from the sale of investments that a Fund has owned (or is treated as having owned) for more than one year over net short-term capital losses – that are properly designated by a Fund as capital gain dividends (“Capital Gain Dividends”), whether paid in cash or in Shares, are taxable at long term capital gains rates, regardless of how long the shareholder has held the Fund’s Shares. Distributions of capital gains are generally made after applying any available capital loss carryforward. Capital Gain Dividends are not eligible for the corporate dividends received deduction. Distributions attributable to the excess of net gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income.

Long term capital gain rates applicable to non-corporate shareholders have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income brackets) for taxable years beginning before January 1, 2011.

Investors should be careful to consider the tax implications of buying Shares of a Fund just prior to a distribution. The price of Shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

Shareholders will be notified annually as to the U.S. federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued Shares will receive a report as to the value of the Shares received.

Distributions from capital gains by a Fund are generally made after applying any available capital loss carryforwards. A Fund’s net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first. The following Funds had tax basis net capital loss carryforwards as of May 31, 2007.

Fund	Capital loss Carryforwards Expiring 10/31/2014
Short Dow30 ProShares	3,884,813
Short MidCap400 ProShares	6,889,918
Short QQQ ProShares	11,785,145
Short S&P500 ProShares	7,147,858
UltraShort Dow30 ProShares	8,492,428
UltraShort MidCap400 ProShares	12,189,910
UltraShort QQQ ProShares	65,260,977
UltraShort S&P500 ProShares	24,105,023

Distributions by the Funds to tax-deferred or qualified plans, such as an IRA, retirement plan or corporate pension or profit sharing plan, generally will not be taxable. However, distributions from such plans will be taxable to individual participants without regard to the character of the income earned by the qualified plan. Please consult a tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making investments through such plans.

Qualified Dividend Income

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s Shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

Disposition of Shares

Upon a redemption, sale or exchange of Shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the Shares. A gain or loss will be treated as capital gain or loss if the Shares are capital assets in the shareholder’s hands and generally will be long-term or short-term, depending upon the shareholder’s holding period for the Shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a Fund’s Shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received or treated as having been received by the shareholder with respect to such Shares.

Backup Withholding

Each Fund may be required to withhold federal income tax (“backup withholding”) from dividends paid, capital gains distributions, and redemption proceeds to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s federal tax liability.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.

Non-U.S. Shareholders

Dividends, other than Capital Gain Dividends, paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. For taxable years of the Funds beginning before January 1, 2008, the Funds were not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that did not provided a satisfactory statement that the beneficial owner was not a U.S. person, (x) to the extent that the dividend was attributable to certain interest on an obligation if the foreign person was the issuer or was a 10% shareholder of the issuer, (y) that was within certain foreign countries that have adequate information exchange with the United States or (z) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign person and the foreign person was a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions were properly designated by the Fund (“interest related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly designated by a Fund (“short-term capital gain dividends”). Legislation to extend the exemption for interest-related and short-term capital gain dividends was proposed but not enacted in 2007. It is unclear whether similar legislation will be enacted in 2008. Even if such legislation were enacted, a Fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends.

If a beneficial owner of Fund Shares who is a foreign person has a trade or business in the United States, and dividends from the Fund are effectively connected with the conduct by the beneficial owner of that trade or business, those dividends will be subject to U.S. federal net income taxation at regular income tax rates.

Special rules may apply to distributions to foreign persons from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules may apply to the sale of Shares in any Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) - defined very generally in turn as any interest in U.S. real property or any equity interest in a USRPHC - the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets combined. Foreign persons should consult their tax advisors concerning the potential implications of these rules.

Equalization Accounting

Each Fund distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify for treatment as a RIC under the Code and generally to avoid federal income or excise tax. Under current law, each Fund may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to nonredeeming shareholders and the amount of any undistributed income will be reflected in the value of a Fund’s Shares. The total return on a shareholder’s investment will not be reduced as a result of the Fund’s distribution policy. As noted above, investors who purchase Shares shortly before the record date of a distribution will pay the full price for the Shares and then receive some portion of the price back as a taxable distribution.

Tax Shelter Disclosure

Under Treasury regulations, if a shareholder recognizes a loss on a disposition of a Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Other Taxation

The foregoing discussion is primarily a summary of certain U.S. federal income tax consequences of investing in a Fund based on the law in effect as of the date of this SAI. The discussion does not address in detail special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, banks, other financial institutions and investors making in-kind contributions to a Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in a Fund.

OTHER INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of Shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500® Index, S&P SmallCap 600 Index and S&P MidCap 400 Index (together, “S&P Indexes”) to track general stock market performance. S&P’s only relationship to the Funds (“Licensee”) is the licensing of certain trademarks and S&P trade names. S&P has no obligation to take the needs of the Licensee or owners of Shares of the Funds into consideration in determining, composing or calculating the S&P Indexes. S&P is not responsible for and has not participated in the determination or calculation of the equation by which the Shares of Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INDEXES, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Russell 2000®, Russell 1000® and Russell Midcap® (the “Russell Indexes”) are trademarks of the Russell Investment Group and/or its affiliates (“Russell”).

RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROSHARES TRUST, INVESTORS, FUND SHAREHOLDERS, OR ANY

OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“Dow Jones” is a service mark of Dow Jones & Company, Inc. Dow Jones does not:

•	Sponsor, endorse, sell or promote the Funds;

•	Recommend that any person invest in the Funds or any other securities;

•	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the Funds;

•	Have any responsibility or liability for the administration, management or marketing of the Funds; or

•	Consider the needs of the Funds or the owners of the Funds in determining, composing or calculating Dow Jones indexes or have any obligation to do so.

Dow Jones will not have any liability in connection with the Funds. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

•	The results to be obtained by the Funds, the owner of the Funds or any other person in connection with the use of Dow Jones indexes and the data included in Dow Jones indexes;

•	The accuracy or completeness of Dow Jones indexes and their data;

•	The merchantability and the fitness for a particular purpose or use of Dow Jones indexes and their data;

•	Dow Jones will have no liability for any errors, omission or interruptions in Dow Jones indexes or their data; and

•	Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

MSCI® is a registered trademark of Morgan Stanley & Company, Inc. The Funds are not sponsored, endorsed, sold or promoted by Morgan Stanley or any affiliate of Morgan Stanley. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the MSCI Indexes to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by Morgan Stanley without regard to the Funds. Morgan Stanley has no obligation to take the needs of the Funds into consideration in determining, composing or calculating the MSCI Indexes. Morgan Stanley is not responsible for and has not participated in the determination of the prices and amount of Shares of the Funds or the timing of the issuance or sale of such Shares. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes has any obligation or liability to owners of the Funds in connection with the administration of the Funds, or the marketing or trading of Shares of the Funds. Although Morgan Stanley obtains information for inclusion in or for use in the calculation of the MSCI Indexes from sources which Morgan Stanley considers reliable, neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes guarantees the accuracy and or the completeness of the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any warranty, express or implied, as to results to be obtained by the Funds, or any other person or entity from the use of the MSCI Indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any express or implied warranties, and Morgan Stanley hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley, any of its affiliates or any other party involved in making or compiling the MSCI Indexes have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

FINANCIAL STATEMENTS

For each Fund that commenced operations prior to May 31, 2007, each such Fund’s audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of Ernst & Young LLP, as an independent registered public accounting firm, for the fiscal year ended May 31, 2007 are hereby incorporated by reference in this SAI. The Annual Report to Shareholders is delivered with this SAI to shareholders requesting this SAI.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECUTS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROSHARES TRUST. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROSHARES TRUST IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.